SCOTIA PACIFIC COMPANY LLC
                                      and
                STATE STREET BANK AND TRUST COMPANY, as Trustee
                         SECOND SUPPLEMENTAL INDENTURE
                         Dated as of November 18, 1999

                                      to

                                   INDENTURE


                           Dated as of July 20, 1998


                  6.55% Class A-1 Timber Collateralized Notes

                  7.11% Class A-2 Timber Collateralized Notes

                  7.71% Class A-3 Timber Collateralized Notes

                                   Due 2028




          SECOND SUPPLEMENTAL INDENTURE, dated as of November 18, 1999, between SCOTIA PACIFIC COMPANY LLC, a Delaware limited liability company (the "Issuer"), and State Street Bank and Trust Company, a Massachusetts trust company, as Trustee (the "Trustee").

          WHEREAS, the Issuer and the Trustee executed an Indenture dated as of July 20, 1998, as amended by First Supplemental Indenture dated as of July 16, 1999 (as so amended, the "Indenture"), in respect of the Issuer's 6.55% Class A-1 Timber Collateralized Notes, 7.11% Class A-2 Timber Collateralized Notes and 7.71% Class A-3 Timber Collateralized Notes;

          WHEREAS, for all purposes of this Second Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Second Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture;

          WHEREAS, Section 10.1 of the Indenture permits the Issuer and the Trustee to amend, supplement or otherwise amend or modify the Indenture as hereinafter provided; and

          WHEREAS, all conditions and requirements necessary to make this Second Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

          NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the other and for the equal and ratable benefit of the holders of the Notes, as follows:

                                   ARTICLE I
                            AMENDMENTS TO INDENTURE

          The Indenture is hereby amended as follows:

          1. Section 5.1(a) of the Indenture is hereby amended by inserting the words ", the Scheduled Amortization Reserve Account" immediately following the words "Indebtedness Reserve Account" in such section.

          2. Section 5.2 of the Indenture is hereby amended by adding thereto a new subsection (d) reading in its entirety as follows:

          (d) On or prior to November 19, 1999, the Issuer shall deposit in the Scheduled Amortization Reserve Account an amount (in cash and/or market value of Eligible Investments) equal to at least $169,000,000.

          3. Clause (i) of Section 5.3(b) of the Indenture is hereby amended by
(a) deleting the word "balance" in the first line thereof and substituting therefor the word "balances" and (b) inserting the words "and the Scheduled Amortization Reserve Account" immediately following the words "Collection Account" in such clause.

          4. Clause (ii) of Section 5.3(b) of the Indenture is hereby amended by
(a) inserting the words ", the Scheduled Amortization Reserve Account" immediately following the words "Liquidity Account" in such clause and (b) deleting the words "Items (i) through (x)" in each place that such words appear in such clause and substituting therefor the words "Items (i) through (xi)" in each such place.

          5. Clause (x) of Section 5.3(c) of the Indenture is hereby amended to read in its entirety as follows:

               (x) all unreserved funds in the Collection Account as of such Monthly Deposit Date, after giving effect to all deposits and withdrawals pursuant to the preceding Items (i) through (ix), inclusive, on such Monthly Deposit Date (collectively, "Excess Funds"), shall, except as otherwise provided in Section 5.3(d) or
          Section 5.3(e), be applied in the following order of priority:

                    First, to the payment of any unpaid Additional Liquidity
               Provider Fees incurred during or prior to the Monthly Period to which such Monthly Deposit Date relates and to the payment of any accrued and unpaid Supplemental Liquidity Provider Interest as of such Monthly Deposit Date;

                    Second, an amount equal to the excess, if any, of (1) the
               Base Monthly Deposit Amount for such Monthly Deposit Date over
               (2) the Targeted Monthly Deposit Amount for such Monthly Deposit Date shall, to the extent of the balance in the Collection Account not theretofore withdrawn, be withdrawn by the Collateral Agent from the Collection Account and deposited in the Payment Account; and

                    Third, all remaining unreserved funds in the Collection
               Account, after giving effect to all deposits and withdrawals pursuant to the preceding Items (i) through (ix), inclusive, and clauses First and Second of this Item (x), on such Monthly Deposit Date (collectively, the "Remaining Funds"), shall, first, to the extent of the lesser of (1) 50% of the Remaining Funds and
               (2) the amount, if any, necessary to cause the sum of (x) the balance in the Scheduled Amortization Reserve Account and (y) the amount, if any, then available under the Scheduled Amortization Line of Credit Agreement to equal the Required Scheduled Amortization Reserve Balance for such Monthly Deposit Date, be withdrawn by the Collateral Agent from the Collection Account and deposited in the Scheduled Amortization Reserve Account or (if and to the extent that the Issuer has, in the Monthly Trustee Certificate delivered with respect to such Monthly Deposit Date, directed that all or a portion of the amount to be applied on such Monthly Deposit Date pursuant to this subclause "first" shall be paid to or as directed by the Issuer, free and clear of the Lien of the Deed of Trust, and certified in such Monthly Trustee Certificate that an amount equal to the amount so paid will contemporaneously be paid as a payment of principal on outstanding Scheduled Amortization Advances with the result that the amount available under the Scheduled Amortization Line of Credit Agreement will be increased by the amount of such payment of principal) be paid to or as directed by the Issuer in the Monthly Trustee Certificate delivered with respect to such Monthly Deposit Date, free and clear of the Lien of the Deed of Trust, and, second, be paid to or as directed by the Issuer in the Monthly Trustee Certificate delivered with respect to such Monthly Deposit Date, free and clear of the Lien of the Deed of Trust.

          6. Clause (iv) of Section 5.3(d) of the Indenture is hereby amended by deleting the words "paid pursuant to clause 'first'" in each place that such words appear in such clause and substituting therefor the words "paid or withdrawn pursuant to clause 'First,' clause 'Second' or subclause 'first' of clause 'Third'" in each such place.

          7. Section 5.3(g) of the Indenture is hereby amended by deleting the word "'first'" in each place such word appears in such section and substituting therefor the word "'First'" in each such place.

          8. Section 5.6 of the Indenture is hereby amended by adding a sentence at the end thereof reading in its entirety as follows:

Amounts on deposit in the Scheduled Amortization Reserve Account shall, anything in Section 4.10 to the contrary notwithstanding, be invested by the Collateral Agent in such SAR Eligible Investments specified in writing (or by oral instructions confirmed promptly in writing) by the Issuer that are consistent with the Issuer's judgment as to the need to make withdrawals therefrom pursuant to Section 5.7 or 5.12, as the case may be. Amounts earned on funds in the Scheduled Amortization Reserve Account shall be deposited in the Scheduled Amortization Reserve Account.

          9. Section 5.7(b) of the Indenture is hereby amended by renumbering clause (x) thereof as clause (xi) and inserting a new clause (x) reading in its entirety as follows:

                    (x) if, after giving effect to all payments of principal on such Note Payment Date pursuant to the preceding clauses (iv), (vi) and (ix) of this Section 5.7(b), the aggregate unpaid principal amount of the outstanding Timber Notes would exceed the Scheduled Principal Amount for such Note Payment Date, to the Holders of the Timber Notes, an amount equal to the amount of such excess, to prepay principal of the Timber Notes; and

          10. Section 5.7(c) of the Indenture is hereby amended to read in its entirety as follows:

          (c) If, after giving effect to all payments of principal on any Note Payment Date pursuant to clauses (iv), (vi), (ix) and (x) of Section 5.7(b), the aggregate unpaid principal amount of the outstanding Timber Notes would exceed the Scheduled Principal Amount for such Note Payment Date, an amount equal to the lesser of (1) the amount of such excess and (2) the amount on deposit in the Scheduled Amortization Reserve Account (after giving effect to all deposits to the Scheduled Amortization Reserve Account on such date pursuant to subclause "first" of clause "Third" of Section 5.3(c)(x) or Section 13.2) shall be withdrawn by the Collateral Agent from the Scheduled Amortization Reserve Account and applied to prepay principal of the Timber Notes. Principal payments payable pursuant to clauses (vi), (ix) and (x) of Section 5.7(b) and the first sentence of this Section 5.7(c) shall be paid, first, to the holders of the Class A-1 Timber Notes until the Class A-1 Timber Notes have been paid in full, second, to the holders of the Class A-2 Timber Notes until the Class A-2 Timber Notes have been paid in full and, third, to the holders of the Class A-3 Timber Notes.

          11. The first sentence of Section 5.7(d) of the Indenture is hereby amended by (a) deleting the word "or" immediately following "(viii)" in such sentence and substituting a comma therefor, (b) inserting the words "or (x)" immediately following "(ix)" in such sentence, (c) inserting the words "or the first sentence of Section 5.7(c)" immediately following the words "Section 5.7(b)" in such sentence and (d) inserting the words "or sentence" immediately following the words "any such clause "in such sentence.

          12. Section 5.7(e) of the Indenture is hereby amended by (a) deleting the word "and" following clause (v) thereof, (b) deleting "(x)" in clause (vi) thereof and substituting "(xi)" therefor, (c) deleting the period at the end of clause (vi) thereof and substituting a semicolon therefor and (d) adding thereto new clauses (vii) and (viii) reading in their entirety as follows:

                    (vii) the estimated balance in the Scheduled Amortization Reserve Account on a pro forma basis as of such Note Payment Date (after giving effect to any deposits on such date from the Collection Account or pursuant to Section 13.2 and any releases from the Scheduled Amortization Reserve Account on such date pursuant to
          Section 5.12) ; and

                    (viii) the amount, if any, to be distributed from the Scheduled Amortization Reserve Account pursuant to the first sentence of Section 5.7(c).

          13. Section 5.9 of the Indenture is hereby amended to read in its entirety as follows:

          5.9 Release of Liquidity Account. On any Note Payment Date on which the amounts on deposit in the Liquidity Account, the Scheduled Amortization Reserve Account and the Payment Account (after giving effect to transfers pursuant to Section 5.3(c)) equal or exceed all outstanding principal of, premium, if any, and interest on the Timber Notes and any Additional Timber Notes (including all Prepayment Premiums which would be payable on the Timber Notes and any Additional Timber Notes assuming the Timber Notes and any Additional Timber Notes were paid in full on such date) plus all outstanding principal and interest then owing to the Liquidity Providers, the Issuer may instruct the Collateral Agent to release from the Liquidity Account and the Scheduled Amortization Reserve Account and transfer to the Payment Account for distribution pursuant to Section 5.7(b) any amounts on deposit in the Liquidity Account and the Scheduled Amortization Reserve Account; provided that such release results in all outstanding principal of, Premium, if any, and interest on the Timber Notes and any Additional Timber Notes plus all outstanding principal and interest then owing to the Liquidity Providers being paid on such Note Payment Date.

          14. Article 5 of the Indenture is hereby amended by adding thereto a new Section 5.12 reading its entirety as follows:

          5.12 Certain Releases from Scheduled Amortization Reserve Account. The Issuer may, on any Monthly Deposit Date, cause the Collateral Agent to withdraw from the Scheduled Amortization Reserve Account and pay to the Issuer, free and clear of the Lien of the Deed of Trust, an amount of funds from the Scheduled Amortization Reserve Account equal to the lesser of (i) the balance in the Scheduled Amortization Reserve Account (after giving effect to any deposits to the Scheduled Amortization Reserve Account on such date pursuant to subclause "first" of clause "Third" of Section 5.3(c)(x) or Section 13.2 and to any withdrawal from the Scheduled Amortization Reserve Account on such date pursuant to Section 5.7(c)) and (ii) the excess, if any, of (x) the sum of (I) the balance in the Scheduled Amortization Reserve Account (after giving effect to any deposits to the Scheduled Amortization Reserve Account on such date pursuant to subclause "first" of clause "Third" of Section 5.3(c)(x) or Section 13.2 and to any withdrawal from the Scheduled Amortization Reserve Account on such date pursuant to Section 5.7(c)) and (II) the amount, if any, then available under the Scheduled Amortization Line of Credit Agreement over (y) the Required Scheduled Amortization Reserve Balance for such Monthly Deposit Date (so long as the Timber Notes shall not have been accelerated pursuant to Section 7.2(a)). Notwithstanding the foregoing provisions of this Section 5.12, (1) no release from the Scheduled Amortization Reserve Account may be effected pursuant to this
Section 5.12 at any time when (x) the Timber Notes have been accelerated pursuant to Section 7.2(b), (y) such acceleration has not been rescinded pursuant to Section 7.2(c) and (z) there shall be in effect a written notice delivered by the Trustee to the Issuer, or by the Holders of a majority of outstanding principal amount of the Timber Notes and any Additional Timber Notes to the Issuer and the Trustee, stating that releases from the Scheduled Amortization Reserve Account pursuant to this Section 5.12 are prohibited, (2) if, at the time of any proposed release from the Scheduled Amortization Reserve Account pursuant to this Section 5.12, (i) there has not been a Termination Advance under a Line of Credit Agreement or there has been a Termination Advance under a Line of Credit Agreement that has been replaced in accordance with the terms of Section 11.4 and (ii) there are any outstanding Advances under the Line of Credit Agreement, the funds to be released from the Scheduled Amortization Reserve Account pursuant to this Section 5.12 shall be applied by the Issuer, upon such release, to the payment in full of accrued and unpaid interest on, and the principal of, such Advances before the Issuer uses the funds so released for any other purpose and (3) if, at the time of any proposed release from the Scheduled Amortization Reserve Account pursuant to this Section 5.12, (i) there has been a Termination Advance under a Line of Credit Agreement that has not been replaced in accordance with the terms of Section 11.4 and (ii) all accrued and unpaid interest as of the immediately preceding Note Payment Date (or, if such Monthly Deposit Date is a Note Payment Date, as of such Note Payment Date) on all outstanding Advances under the Line of Credit Agreement has not been paid in full and/or the Line of Credit Amortization Amount, if any, due as of the immediately preceding Note Payment Date (or, if such Monthly Deposit Date is a Note Payment Date, as of such Note Payment Date) has not been paid in full, the funds to be released from the Scheduled Amortization Reserve Account pursuant to this Section 5.12 shall be applied by the Issuer, upon such release, to the payment in full of such accrued and unpaid interest and/or such Line of Credit Amortization Amount before the Issuer uses the funds so released for any other purpose. The Trustee need not monitor or confirm the Issuer's application of funds in accordance with the preceding sentence.

          15. Clause (ii) of Section 6.1(b) of the Indenture is hereby amended by (a) inserting "(1)" immediately preceding the words "that (x)" in such clause and (b) inserting the following immediately preceding the semi colon at the end of such clause:

          or (2) that (q) the non-cash portion of such consideration consists of one or more promissory note(s) or other instruments representing the deferred portion of such sales price and (r) such promissory notes or other instruments shall, simultaneously with the acquisition thereof by the Issuer, be sold by the Issuer for consideration consisting solely of cash in an amount not less than the principal amount of such promissory note(s) or other instruments and (s) the cash received by the Issuer upon such sale of such promissory note(s) or other instruments shall be deposited in the Collection Account concurrently with the receipt thereof;

          16. The Indenture is hereby amended by adding thereto a new Article 13, reading in its entirety as follows:

                                   ARTICLE 13
                     SCHEDULED AMORTIZATION LINE OF CREDIT

          13.1 Scheduled Amortization Line of Credit Agreement. A Scheduled Amortization Line of Credit Agreement may be provided in lieu of all or a portion of the Scheduled Amortization Reserve Account. Upon the provision of a Scheduled Amortization Line of Credit Agreement (other than a replacement Scheduled Amortization Line of Credit Agreement referred to in Section 13.4) and delivery by the Issuer to the Trustee and the Collateral Agent of an Officer's Certificate stating that such Scheduled Amortization Line of Credit Agreement (a copy of which shall be attached to such Officer's Certificate) has been provided and an opinion of counsel reasonably satisfactory to the Trustee as to the enforceability of the Scheduled Amortization Line of Credit Agreement and such other matters as the Trustee may reasonably request, the Collateral Agent shall withdraw from the Scheduled Amortization Reserve Account and pay to the Issuer, free and clear of the Lien of the Deed of Trust, an amount equal to the lesser of (x) the balance of funds in the Scheduled Amortization Reserve Account (if any) and (y) the aggregate amount of the Scheduled Amortization Commitments under such Scheduled Amortization Line of Credit Agreement as set forth in such Officer's Certificate. Notwithstanding the foregoing provisions of this Section 13.1, (q) no releases from the Scheduled Amortization Reserve Account shall be effected pursuant to this Section 13.1 if (1) the Timber Notes shall have been accelerated pursuant to Section 7.2(a) or (2) (i) the Timber Notes have been accelerated pursuant to Section 7.2(b), (ii) such acceleration has not been rescinded pursuant to Section 7.2(c) and (iii) there shall be in effect a written notice delivered by the Trustee to the Issuer, or by the Holders of a majority of outstanding principal amount of the Timber Notes and any Additional Timber Notes to the Issuer and the Trustee, stating that releases from the Scheduled Amortization Reserve Account pursuant to this Section 13.1 are prohibited, (r) if, at the time of any proposed release from the Scheduled Amortization Reserve Account pursuant to this Section 13.1, (i) there has not been a Termination Advance under a Line of Credit Agreement or there has been a Termination Advance under a Line of Credit Agreement that has been replaced in accordance with the terms of Section 11.4 and (ii) there are any outstanding Advances under the Line of Credit Agreement, the funds to be released from the Scheduled Amortization Reserve Account pursuant to this Section 13.1 shall be applied by the Issuer, upon such release, to the payment in full of accrued and unpaid interest on, and the principal of, such Advances before the Issuer uses the funds so released for any other purpose and (s) if, at the time of any proposed release from the Scheduled Amortization Reserve Account pursuant to this Section 13.1, (i) there has been a Termination Advance under a Line of Credit Agreement that has not been replaced in accordance with the terms of
Section 11.4 and (ii) all accrued and unpaid interest as of the immediately preceding Note Payment Date (or, if the date of such release is a Note Payment Date, as of such Note Payment Date) on all outstanding Advances under the Line of Credit Agreement has not been paid in full and/or the Line of Credit Amortization Amount, if any, due as of the immediately preceding Note Payment Date (or, if the date of such release is a Note Payment Date, as of such Note Payment Date) has not been paid in full, the funds to be released from the Scheduled Amortization Reserve Account pursuant to this Section 13.1 shall be applied by the Issuer, upon such release, to the payment in full of such accrued and unpaid interest and/or such Line of Credit Amortization Amount before the Issuer uses the funds so released for any other purpose. The trustee need not monitor or confirm the Issuer's application of funds in accordance with the preceding sentence.

          13.2 Scheduled Amortization Line of Credit Advances.

          (a) Scheduled Amortization Advances. In the event that any Note Payment Trustee Certificate delivered to the Trustee indicates that, on the Note Payment Date to which such Note Payment Trustee Certificate relates, there will be insufficient funds available in the Payment Account and the Scheduled Amortization Reserve Account (the amount of such insufficiency being referred to as a "Scheduled Amortization Deficiency") to make such principal payments, if any, on the Timber Notes on such Note Payment Date as would be necessary to cause the aggregate unpaid principal amount of the outstanding Timber Notes not to exceed the Scheduled Principal Amount for such Note Payment Date, the Issuer shall, on or prior to the date of delivery of such Note Payment Trustee Certificate, if there is then an amount available under the Scheduled Amortization Line of Credit Agreement, deliver a notice of borrowing under the Scheduled Amortization Line of Credit Agreement (and deliver a copy thereof to the Trustee) for a Scheduled Amortization Line of Credit Advance (any Scheduled Amortization Line of Credit Advance pursuant to a notice of borrowing given pursuant to this Section 13.2(a), a "Scheduled Amortization Advance") to be made under the Scheduled Amortization Line of Credit Agreement prior to 1:00 p.m. New York City time on such Note Payment Date in an amount (the "Scheduled Amortization Deficiency Amount") equal to the lesser of (i) the amount then available under the Scheduled Amortization Line of Credit Agreement and (ii) the amount indicated on such Note Payment Trustee Certificate which, when added to the funds expected to be in the Payment Account and available for payment of principal on the Timber Notes, and the other funds expected to be in the Scheduled Amortization Reserve Account, on such Note Payment Date, will be sufficient to permit the making of such principal payments, if any, on the Timber Notes on such Note Payment Date, from funds available therefor under Sections 5.7(b) and 5.7(c) of the Indenture, as would be necessary to cause the aggregate unpaid principal amount of the outstanding Timber Notes not to exceed the Scheduled Principal Amount for such Note Payment Date. If the Note Payment Trustee Certificate indicates that a Scheduled Amortization Deficiency exists, such Note Payment Trustee Certificate is not accompanied by a copy of a notice of borrowing under the Scheduled Amortization Line of Credit Agreement in the Scheduled Amortization Deficiency Amount and there is then an amount available under the Scheduled Amortization Line of Credit Agreement, the Trustee shall promptly deliver a notice of borrowing under the Scheduled Amortization Line of Credit Agreement (and deliver a copy thereof to the Issuer) for a Scheduled Amortization Advance in the Scheduled Amortization Deficiency Amount (or any portion thereof not reflected in a notice of borrowing delivered by the Issuer as aforesaid) to be made under the Scheduled Amortization Line of Credit Agreement prior to 1:00 p.m. New York City time on such Note Payment Date.

          In the event that, as of 1:00 p.m. New York City time on any Note Payment Date, there exists a Scheduled Amortization Deficiency, the Trustee shall (I) pay the principal on the Timber Notes on the Note Payment Date to the extent of the funds available therefor in the Payment Account and the Scheduled Amortization Reserve Account and (II) if there is then an amount available under the Scheduled Amortization Line of Credit Agreement, deliver a notice of borrowing under the Scheduled Amortization Line of Credit Agreement (and deliver a copy thereof to the Issuer) for a Scheduled Amortization Advance to be made under the Scheduled Amortization Line of Credit Agreement on the next Business Day or as soon as practicable thereafter in an amount equal to the lesser of (i) the amount then available under the Scheduled Amortization Line of Credit Agreement and (ii) the amount which, when added to the other funds available therefor in the Payment Account and the Scheduled Amortization Reserve Account on such Note Payment Date, will be sufficient to permit the payment, from funds available therefor under Sections 5.7(b) and 5.7(c) of the Indenture, of such principal, if any, on the Timber Notes as would be necessary to cause the aggregate unpaid principal amount of the outstanding Timber Notes not to exceed the Scheduled Principal Amount for such Note Payment Date. If the Scheduled Amortization Advance referred to in clause (II) above has been deposited into the Scheduled Amortization Reserve Account at or before 1:00 p.m. New York City time on any Business Day, then, at or before 2:00 p.m. New York City time on such Business Day, or if such Scheduled Amortization Advance has been deposited into the Scheduled Amortization Account after 1:00 p.m. New York City time on any Business Day, at or before 2:00 p.m. New York City time on the following Business Day, the Trustee shall utilize such Scheduled Amortization Advance to make a supplemental principal payment pursuant to Section 5.7(c) in the amount thereof to the Holders of the Timber Notes.

          The proceeds of each Scheduled Amortization Advance shall be deposited in the Scheduled Amortization Reserve Account.

          (b) Scheduled Amortization Non-Renewal Advances. If the Scheduled Amortization Line of Credit Agreement has a Scheduled Line of Credit Termination Date prior to the date that is 15 days after the Final Maturity Date, then, no earlier than the 120th day and no later than the 90th day prior to such Scheduled Line of Credit Termination Date, the Issuer shall request that the Scheduled Amortization Providers extend the Scheduled Line of Credit Termination Date for a period not less than 364 days after the Scheduled Line of Credit Termination Date (unless a Scheduled Amortization Line of Credit Acceleration has theretofore occurred or a Scheduled Amortization Termination Advance has theretofore been made under the Scheduled Amortization Line of Credit Agreement). If the Trustee has not received a copy of such request from the Issuer by the date that is 90 days prior to such Scheduled Line of Credit Termination Date, the Trustee shall, on the first Business Day thereafter, request that the Scheduled Amortization Providers extend the Scheduled Line of Credit Termination Date for a period of 364 days after the Scheduled Line of Credit Termination Date (unless a Scheduled Amortization Line of Credit Acceleration has theretofore occurred or a Scheduled Amortization Termination Advance has theretofore been made under the Scheduled Amortization Line of Credit Agreement).

          The Issuer shall give the Trustee prompt notice (a "Line of Credit Extension Notice") of any extension of the then effective Scheduled Line of Credit Termination Date, which shall be accompanied by a written statement of the Scheduled Amortization Line of Credit Agent to such effect and shall specify the date to which the Scheduled Line of Credit Termination Date has been extended. If the Trustee has not received a Line of Credit Extension Notice on or before the 11th day prior to the then effective Scheduled Line of Credit Termination Date, the Trustee shall, on the following Business Day, deliver a notice of borrowing under the Scheduled Amortization Line of Credit Agreement (and deliver a copy thereof to the Issuer) for a Scheduled Amortization Line of Credit Advance (a "Scheduled Amortization Non-Renewal Advance") in an amount equal to the entire amount then available under the Scheduled Amortization Line of Credit Agreement (unless the Issuer shall have earlier delivered such a notice of borrowing and delivered a copy thereof to the Trustee or unless a Scheduled Amortization Line of Credit Acceleration has theretofore occurred or a Scheduled Amortization Termination Advance has theretofore been made under the Scheduled Amortization Line of Credit Agreement). The proceeds of any Scheduled Amortization Non- Renewal Advance shall be deposited in the Scheduled Amortization Reserve Account.

          (c) Scheduled Amortization Downgrade Advances. If any Scheduled Amortization Provider shall cease to have the Required Scheduled Amortization Provider Rating (a "Downgraded Scheduled Amortization Provider"), the Issuer shall deliver written notice thereof to the Trustee promptly after it obtains notice or knowledge of such fact. If, by the date that is 30 days after the giving of such notice, the Trustee has not received written notice from the Scheduled Amortization Providers or the Scheduled Amortization Line of Credit Agent that the Commitment of the Downgraded Scheduled Amortization Provider under the Scheduled Amortization Line of Credit Agreement has been assumed by one or more Scheduled Amortization Providers having the Required Scheduled Amortization Provider Rating, the Trustee shall, on the following Business Day, deliver a notice of borrowing under the Scheduled Amortization Line of Credit Agreement (and deliver a copy thereof to the Issuer) for a Scheduled Amortization Line of Credit Advance (a "Scheduled Amortization Downgrade Advance") in an amount equal to the entire amount then available under the Scheduled Amortization Line of Credit Agreement (unless the Issuer or an Affiliate of the Issuer shall have earlier delivered such a notice of borrowing and delivered a copy thereof to the Trustee or unless a Scheduled Amortization Line of Credit Acceleration has theretofore occurred or a Scheduled Amortization Termination Advance has theretofore been made under the Scheduled Amortization Line of Credit Agreement). The proceeds of any Scheduled Amortization Downgrade Advance shall be deposited in the Scheduled Amortization Reserve Account.

          (d) Interest Rate Option. If the applicable form of a notice of borrowing delivered by the Trustee under this Section 13.2 permits the selection of an interest rate option in respect of a Scheduled Amortization Line of Credit Advance, the Trustee shall select such available interest rate option as has been specified to the Trustee in advance in writing by the Issuer or, in the absence of such specification, such available interest rate option as the Trustee shall, in its sole discretion, determine to select.

          13.3 Amendments to Scheduled Amortization Line of Credit Agreement. The Issuer shall not consent to any amendment to the Scheduled Amortization Line of Credit Agreement, unless (i) such amendment has been approved by a resolution of the Board of Managers, including all Independent Managers and (ii) either (A) such amendment is to (1) cure any ambiguity, omission, defect or inconsistency,
(2) add to the covenants of the other parties thereto for the benefit of the Issuer, the Holders of the Timber Notes or the Trustee, (3) surrender any right of the other parties thereto, (4) modify the obligations of the other parties thereto among such other parties, (5) provide for the assignment to, and assumption by, Scheduled Amortization Providers having the Required Scheduled Amortization Provider Rating of the rights and obligations of one or more Scheduled Amortization Providers, (6) extend the Scheduled Line of Credit Termination Date of the Scheduled Amortization Line of Credit Agreement and/or
(7) modify the fees or the interest rates payable by the Issuer or any Affiliate of the Issuer under the Scheduled Amortization Line of Credit Agreement; provided that no such amendment may adversely affect in any material respect the interests of the Holders of the Timber Notes (it being understood that no amendment referred to in the preceding clauses (5), (6) and (7) shall be deemed to have such adverse effect) or (B) such amendment has received Rating Agency Confirmation.

          13.4 Replacement of Scheduled Amortization Line of Credit Agreement.

          (a) At any time, the Issuer may, at its option, arrange for a replacement Scheduled Amortization Line of Credit Agreement to replace the then existing Scheduled Amortization Line of Credit Agreement. No such replacement Scheduled Amortization Line of Credit Agreement shall become effective and no such replacement Scheduled Amortization Line of Credit Agreement shall be deemed a "Scheduled Amortization Line of Credit Agreement" unless and until each of the following conditions shall have been satisfied:

                    (i) such replacement Scheduled Amortization Line of Credit Agreement has received Rating Agency Confirmation;

                    (ii) the terms of such replacement Scheduled Amortization Line of Credit Agreement shall not be inconsistent with this
                    Article 13 or Sections 5.3 and 5.7;

                    (iii) all monetary obligations then owing under the Scheduled Amortization Line of Credit Agreement being replaced have been paid (which payment may be made first from any available funds in the Scheduled Amortization Reserve Account as described in Section 13.4(b)) and the Scheduled Amortization Commitments thereunder have been terminated;

                    (iv) the amount available under the replacement Scheduled Amortization Line of Credit Agreement, when added to the amount in the Scheduled Amortization Reserve Account, immediately after the replacement is not less than the lesser of (x) the Required Scheduled Amortization Reserve Balance for the Monthly Deposit Date preceding such replacement and (y) the sum of the amount available under the Scheduled Amortization Line of Credit Agreement being replaced, and the amount in the Scheduled Amortization Reserve Account, immediately prior to such replacement; and

                    (v) the Issuer shall have delivered to the Trustee and the Collateral Agent an Officer's Certificate stating that each of the foregoing conditions has been satisfied.

          Upon satisfaction of the conditions set forth in this Section 13.4(a),
(i) the replaced Scheduled Amortization Line of Credit Agreement shall cease to be a "Scheduled Amortization Line of Credit Agreement", and the Scheduled Amortization Providers pursuant to the replaced Scheduled Amortization Line of Credit Agreement shall cease to be "Scheduled Amortization Providers", under this Indenture, the Deed of Trust and the other Operative Documents and (ii) such replacement Scheduled Amortization Line of Credit Agreement shall be deemed to be the "Scheduled Amortization Line of Credit Agreement", and the Scheduled Amortization Providers under such replacement Scheduled Amortization Line of Credit Agreement shall be deemed to be the "Scheduled Amortization Providers", under this Indenture, the Deed of Trust and the other Operative Documents.

          (b) Upon satisfaction of the conditions set forth in Section 13.4(a), the Trustee or the Collateral Agent shall withdraw from the Scheduled Amortization Reserve Account, and pay to or as directed by the Issuer, free and clear of the Lien of the Deed of Trust, an amount of funds equal to the lesser of (i) the amount in the Scheduled Amortization Reserve Account and (ii) the amount, if any, by which (x) the sum of (I) the amount in the Scheduled Amortization Reserve Account and (II) the amount available under the replacement Scheduled Amortization Line of Credit Agreement exceeds (y) the lesser of (III) the Required Scheduled Amortization Reserve Balance for the preceding Monthly Deposit Date and (IV) the sum of (A) the amount in the Scheduled Amortization Reserve Account and (B) the amount available under the replaced Scheduled Amortization Line of Credit Agreement immediately prior to such replacement.

          17. Schedule A to the Indenture is hereby amended by adding thereto the following definitions in the appropriate alphabetical order.

          "Base Monthly Deposit Amount," for any Monthly Deposit Date, means the excess, if any, of (a) the amount specified as the "Base MDA" opposite the Monthly Period preceding such Monthly Deposit Date on Schedule D to the Indenture over (b) the amount on deposit in the Payment Account, including interest earned thereon, on such Monthly Deposit Date (before giving effect to any deposits made in the Payment Account, or to any transactions pursuant to
Section 5.7 of the Indenture, on such Monthly Deposit Date but after deducting the amount of any deposits made pursuant to Sections 5.3(c)(vi) and 5.3(c)(viii) of the Indenture after the immediately preceding Note Payment Date).

          "Remaining Funds" has the meaning given to such term in Section 5.3(c)(x) of the Indenture.

          "Required Scheduled Amortization Provider Rating" means, with respect to a Scheduled Amortization Provider, a rating on its short-term unsecured debt obligations of not less than P-1 by Moody's and A-1 by S&P or, if S&P and Moody's have not rated such Scheduled Amortization Provider's short-term unsecured debt obligations, a rating on its long-term unsecured debt obligations of not less than Aa2 by Moody's and not less than AA by S&P or, in each case, if any such Rating Agency adopts a new rating system, any successor rating thereto.

          "Required Scheduled Amortization Reserve Balance," for any Monthly Deposit Date, means (a) the amount set forth opposite the month in which such Monthly Deposit Date occurs under the caption "S.A.R. Balance" on Schedule E-1 to the Indenture or(b) if the Issuer has, with Rating Agency Confirmation, designated a lesser amount (which lesser amount may be zero) for such date, such lesser amount; provided, however, that, from and after the SAR Reduction Date, the preceding reference in this sentence to Schedule E-1 to the Indenture shall be deemed to be a reference to Schedule E-2 to the Indenture. If the Issuer, with Rating Agency Confirmation, designates any such lesser amount, it shall furnish the Trustee with an Officer's Certificate setting forth such designation and stating that Rating Agency Confirmation has been obtained and attach a copy of such Rating Agency Confirmation to such Officer's Certificate.

          "SAR Eligible Investments" means any one or more of the following: (a) Eligible Investments; (b) direct obligations of, and obligations fully guaranteed or insured by, the United States of America or any agency or instrumentality of the United States of America; (c) debt obligations with a long term rating of BBB- or higher by S&P or Baa3 or higher by Moody's (or, in each case, if any such Rating Agency adopts a new rating system, any successor thereto); (d) Timber Notes; (e) with Rating Agency Confirmation, any other investments; or (f) any other investments, provided that, at the time of (and after giving effect to) any investment made pursuant to this clause (f), the aggregate amount of the investments outstanding pursuant to this clause (f) shall not exceed 10% of the balance in the Scheduled Amortization Reserve Account at such time.

          "SAR Reduction Date" means the date, if any, on which the Issuer delivers to the Trustee an Officer's Certificate to the effect that:

                    (a) the total harvest of Company Timber during the eighteen
          (18) consecutive calendar months ended on the last day of the calendar month which immediately precedes the calendar month in which such Officer's Certificate is delivered equals or exceeds the number of Mbf , net Scribner scale, set forth under the column headed "18 Month Cumulative Harvest" opposite such immediately preceding calendar month on Schedule G to the Indenture;

                    (b) as of the end of the calendar month which immediately precedes the calendar month in which such Officer's Certificate is delivered, the inventory of Company Timber covered by timber harvest plans approved by the California Department of Forestry, less Company Timber harvested on those plans, equals or exceeds 100 million board feet (gross Scribner scale) ; and

                    (c) as of the end of the calendar month which immediately precedes the calendar month in which such Officer's Certificate is delivered (and as of the close of business on the immediately preceding Note Payment Date), (i) no Advances were outstanding under the Line of Credit Agreement or (ii) the amount in the Liquidity Account equalled or exceeded the Required Liquidity Amount at such date.

          "Scheduled Amortization Advance" has the meaning set forth in Section 13.2(a) of the Indenture.

          "Scheduled Amortization Commitment" means, at any time, the maximum principal or face amount of the Scheduled Amortization Line of Credit Advances, whether or not outstanding, that a Scheduled Amortization Provider is required to make under the Scheduled Amortization Line of Credit Agreement at such time, as such amount may be varied or adjusted from time to time. "Scheduled Amortization Commitments" means, at any time, the aggregate amount of the Scheduled Amortization Commitments of all Scheduled Amortization Providers at such time.

          "Scheduled Amortization Line of Credit Acceleration" means the election of the Scheduled Amortization Providers, during the continuance of a Scheduled Amortization Triggering Event, to permanently cancel their obligations to make Scheduled Amortization Line of Credit Advances under the Scheduled Amortization Line of Credit Agreement (other than by reason of a Scheduled Amortization Termination Advance having been made or the occurrence of the Scheduled Line of Credit Termination Date), in each case as provided in the Scheduled Amortization Line of Credit Agreement, or such other meaning as provided in the Scheduled Amortization Line of Credit Agreement then in effect.


          "Scheduled Amortization Line of Credit Advance" means any Scheduled Amortization Advance and any Scheduled Amortization Termination Advance, which may be a borrowing, draw or other cash receipt obtained by the Issuer or the Trustee on behalf of the Issuer from the Scheduled Amortization Providers under the Scheduled Amortization Line of Credit Agreement. The term "borrow" when used with respect to any Scheduled Amortization Line of Credit Advance means to obtain such Scheduled Amortization Line of Credit Advance under the Scheduled Amortization Line of Credit Agreement and the term "borrowing" has a like meaning.

          "Scheduled Amortization Line of Credit Agent" means the financial institution or other agent under the Scheduled Amortization Line of Credit Agreement, designated thereunder from time to time, through whom the Scheduled Amortization Providers make Scheduled Amortization Line of Credit Advances and who is authorized to receive payments of interest and principal payable to the Scheduled Amortization Providers, in accordance with the terms of the Scheduled Amortization Line of Credit Agreement.

          "Scheduled Amortization Line of Credit Agreement" means a credit facility, including a line of credit, revolving loan agreement, letter of credit facility or any similar financing facility, of the Issuer or of one or more Affiliates of the Issuer in effect from time to time with one or more Scheduled Amortization Providers each of whom, as of the date such credit facility is first entered into, or, if later with respect to any Scheduled Amortization Provider, as of the date it first becomes party thereto, has the Required Scheduled Amortization Provider Rating, pursuant to which the Issuer or the Trustee on behalf of the Issuer may obtain Scheduled Amortization Advances or a Scheduled Amortization Termination Advance from the Scheduled Amortization Providers thereunder, as such credit facility may from time to time be extended, amended, modified, supplemented or amended and restated in accordance with the provisions of Section 13.3 of the Indenture; provided, however, that such credit facility either (I) has received Rating Agency Confirmation or (II) is a replacement for a then existing Scheduled Amortization Line of Credit Agreement entered into in compliance with Section 13.4 of the Indenture.

          "Scheduled Amortization Non-Renewal Advance" has the meaning set forth in Section 13.2(b) of the Indenture.

          "Scheduled Amortization Provider" means any financial institution that is at the relevant time a party to the Scheduled Amortization Line of Credit Agreement and has a Scheduled Amortization Commitment thereunder or has Scheduled Amortization Line of Credit Advances outstanding thereunder.

          "Scheduled Amortization Reserve Account" means account number 120046-016 established pursuant to Section 5.1(a) of the Indenture with the Securities Intermediary in the name of "State Street Bank and Trust Company, as Collateral Agent for the Scotia Pacific Company LLC Class A-1, A-2 and A-3 Noteholders and the Liquidity Providers--Scheduled Amortization Reserve Account," and all successor accounts thereto.

          "Scheduled Amortization Termination Advance" means a Scheduled Amortization Downgrade Advance or a Scheduled Amortization Non-Renewal Advance, together with any Scheduled Amortization Advances outstanding on the date such Scheduled Amortization Downgrade Advance or Scheduled Amortization Non-Renewal Advance is made.

          "Scheduled Amortization Triggering Event," at any time, has the meaning assigned to such term in the Scheduled Amortization Line of Credit Agreement.

          "Scheduled Line of Credit Termination Date" means the date specified in the Scheduled Amortization Line of Credit Agreement, as of which, at 5:00 p.m. New York City time or such other time as is stated in the Scheduled Amortization Line of Credit Agreement, the Scheduled Amortization Providers thereunder cease to be required to make Scheduled Amortization Line of Credit Advances (other than by reason of the occurrence of a Scheduled Amortization Line of Credit Acceleration or a Scheduled Amortization Termination Advance having been made), as such date may be extended from time to time.

          "Scheduled Principal Amount," for any Note Payment Date, means the amount specified on Schedule F to the Indenture as the "Scheduled Principal Amount" opposite the Monthly Period in which such Note Payment Date occurs.

          18. The definition of "Maximum Non-Cash Consideration Amount" in Schedule A to the Indenture is hereby amended by (a) inserting the words "the Scheduled Amortization Reserve Account," immediately following the words "Liquidity Account, if any," in clause (iv) thereof and (b) inserting the words "and clauses 'First' and 'Second,' and subclause 'first' of clause 'Third,' of
Section 5.3(c)(x)" immediately following the words "Section 5.3(c)(i) through
(ix)" in clause (v) thereof.

          19. The Indenture is hereby amended by adding thereto new Schedules D, E-1, E-2, F and G reading as set forth in Exhibits 1, 2A, 2B, 3 and 4, respectively, to this Second Supplemental Indenture.

          20. Exhibits C, D and E to the Indenture are hereby amended to read in their entirety as set forth in Exhibits 5, 6 and 7, respectively, to this Second Supplemental Indenture.

                                   ARTICLE II

               AMENDMENTS TO SECURITIES ACCOUNT CONTROL AGREEMENT

          The Securities Account Control Agreement, dated as of July 20, 1998 (the "Control Agreement"), among the Issuer and State Street Bank and Trust Company, as Collateral Agent and as Securities Intermediary, is hereby amended as follows:

          1. Section 1(a) of the Control Agreement is hereby amended by inserting the words ",(7) account number 120046-016 in the name of Scotia Pacific LLC Scheduled Amortization Reserve Account" immediately following the words "Scotia Pacific LLC Liquidity Account" in such section.

          2. Section 8(c) of the Control Agreement is hereby amended by inserting the following words immediately prior to the period at the end thereof:

               and, in the case of investments of funds in the Scheduled Amortization Reserve Account, other investments permitted by the last sentence of Section 5.6 of the Indenture.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

          Section 3.1 Indenture. Except as amended hereby, the Indenture and the other Operative Documents are in all respects ratified and confirmed and all their terms shall remain in full force and effect.

          Section 3.2 Governing Law. The laws of the State of New York shall govern this Second Supplemental Indenture without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required to be governed thereby.

          Section 3.3 Successors and Assigns. All agreements of the Issuer in this Second Supplemental Indenture shall bind its successors and assigns.

          Section 3.4 Multiple Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 3.5 Effectiveness. The provisions of this Second Supplemental Indenture shall become effective immediately upon its execution and delivery by the Trustee in accordance with the provisions of Article 10 of the Indenture.

          Section 3.6 Trustee Disclaimer. The Trustee accepts the amendment of the Indenture effected by this Second Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuer, or for or with respect to
(i) the validity, efficacy or sufficiency of this Second Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Issuer by limited liability company action or otherwise, (iii) the due execution hereof by the Issuer, or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

          IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed as of the date first written above.

                                    SCOTIA PACIFIC COMPANY LLC

                                    By:    /S/ GARY L. CLARK
                                        Name:  Gary L. Clark
                                        Title: Vice President--Finance
                                                  and Administration

                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Trustee

                                    By:    /S/ PAUL D. ALLEN
                                        Name:  Paul D. Allen
                                        Title: Vice President


            Exhibit 1
 to Second Supplemental Indenture

           SCHEDULE D
             ($ 000)

------------------------------
 Production
    Month        Base MDA
------------------------------
       Jul-99            0
       Aug-99            0
       Sep-99       $9,152
       Oct-99       27,571
       Nov-99       34,834
       Dec-99       36,906
     Jan-2000            0
     Feb-2000        1,183
     Mar-2000        4,498
     Apr-2000       15,685
     May-2000       25,893
     Jun-2000       31,667
     Jul-2000        9,910
     Aug-2000       20,474
     Sep-2000       29,465
     Oct-2000       37,439
     Nov-2000       40,230
     Dec-2000       40,766
     Jan-2001            0
     Feb-2001        1,466
     Mar-2001        5,387
     Apr-2001       18,234
     May-2001       25,855
     Jun-2001       32,141
     Jul-2001        9,793
     Aug-2001       20,239
     Sep-2001       29,120
     Oct-2001       36,990
     Nov-2001       39,704
     Dec-2001       40,343
     Jan-2002            0
     Feb-2002        1,567
     Mar-2002        5,638
     Apr-2002       18,937
     May-2002       25,546
     Jun-2002       30,978
     Jul-2002        9,799
     Aug-2002       20,331
     Sep-2002       29,287
     Oct-2002       37,219
     Nov-2002       39,926
     Dec-2002       40,531
     Jan-2003            0
     Feb-2003        1,624
     Mar-2003        5,840
     Apr-2003       19,606
     May-2003       25,245
     Jun-2003       32,251
     Jul-2003       10,205
     Aug-2003       21,098
     Sep-2003       30,351
     Oct-2003       38,544
     Nov-2003       41,331
     Dec-2003       41,943
     Jan-2004            0
     Feb-2004        1,682
     Mar-2004        6,050
     Apr-2004       20,065
     May-2004       24,850
     Jun-2004       32,373
     Jul-2004       10,285
     Aug-2004       21,270
     Sep-2004       30,592
     Oct-2004       38,843
     Nov-2004       41,618
     Dec-2004       42,191
     Jan-2005            0
     Feb-2005        1,743
     Mar-2005        6,267
     Apr-2005       19,719
     May-2005       24,427
     Jun-2005       33,399
     Jul-2005       10,622
     Aug-2005       21,971
     Sep-2005       31,600
     Oct-2005       40,122
     Nov-2005       42,978
     Dec-2005       43,555
     Jan-2006            0
     Feb-2006        1,806
     Mar-2006        6,492
     Apr-2006       19,296
     May-2006       23,909
     Jun-2006       34,455
     Jul-2006       10,970
     Aug-2006       22,694
     Sep-2006       32,641
     Oct-2006       41,441
     Nov-2006       44,380
     Dec-2006       44,961
     Jan-2007            0
     Feb-2007        1,871
     Mar-2007        6,724
     Apr-2007       18,790
     May-2007       24,083
     Jun-2007       35,541
     Jul-2007       11,329
     Aug-2007       23,441
     Sep-2007       33,714
     Oct-2007       42,803
     Nov-2007       45,826
     Dec-2007       46,410
     Jan-2008            0
     Feb-2008          923
     Mar-2008        4,638
     Apr-2008       17,719
     May-2008       22,571
     Jun-2008       28,564
     Jul-2008        9,327
     Aug-2008       19,316
     Sep-2008       27,750
     Oct-2008       35,181
     Nov-2008       37,495
     Dec-2008       37,749
     Jan-2009            0
     Feb-2009          819
     Mar-2009        4,665
     Apr-2009       17,952
     May-2009       22,222
     Jun-2009       29,436
     Jul-2009        9,628
     Aug-2009       19,945
     Sep-2009       28,658
     Oct-2009       36,334
     Nov-2009       38,718
     Dec-2009       38,969
     Jan-2010            0
     Feb-2010          851
     Mar-2010        4,833
     Apr-2010       17,587
     May-2010       21,774
     Jun-2010       30,331
     Jul-2010        9,940
     Aug-2010       20,596
     Sep-2010       29,591
     Oct-2010       37,517
     Nov-2010       39,964
     Dec-2010       40,207
     Jan-2011            0
     Feb-2011          884
     Mar-2011        5,008
     Apr-2011       17,131
     May-2011       21,214
     Jun-2011       31,254
     Jul-2011       10,260
     Aug-2011       21,262
     Sep-2011       30,548
     Oct-2011       38,728
     Nov-2011       41,240
     Dec-2011       41,470
     Jan-2012            0
     Feb-2012          918
     Mar-2012        5,189
     Apr-2012       16,589
     May-2012       21,477
     Jun-2012       32,200
     Jul-2012       10,589
     Aug-2012       21,950
     Sep-2012       31,535
     Oct-2012       39,976
     Nov-2012       42,553
     Dec-2012       42,771
     Jan-2013            0
     Feb-2013          955
     Mar-2013        5,376
     Apr-2013       15,952
     May-2013       22,100
     Jun-2013       33,170
     Jul-2013       10,928
     Aug-2013       22,658
     Sep-2013       32,552
     Oct-2013       41,263
     Nov-2013       43,906
     Dec-2013       44,109
     Jan-2014            0
     Feb-2014          992
     Mar-2014        5,570
     Apr-2014       15,213
     May-2014       21,299
     Jun-2014       26,229
     Jul-2014        3,761
     Aug-2014        6,443
     Sep-2014        6,443
     Oct-2014        6,443
     Nov-2014        6,443
     Dec-2014        6,443
     Jan-2015            0
     Feb-2015        1,033
     Mar-2015        5,774
     Apr-2015       13,956
     May-2015       14,033
     Jun-2015       14,033
     Jul-2015        3,438
     Aug-2015        3,438
     Sep-2015        3,438
     Oct-2015        3,438
     Nov-2015        3,438
     Dec-2015        3,438
     Jan-2016            0
     Feb-2016        1,075
     Mar-2016        5,985
     Apr-2016       12,606
     May-2016       12,606
     Jun-2016       12,606
     Jul-2016        3,075
     Aug-2016        3,075
     Sep-2016        3,075
     Oct-2016        3,075
     Nov-2016        3,075
     Dec-2016        3,075
     Jan-2017            0
     Feb-2017        1,119
     Mar-2017        6,204
     Apr-2017       10,994
     May-2017       10,994
     Jun-2017       10,994
     Jul-2017        2,627
     Aug-2017        2,627
     Sep-2017        2,627
     Oct-2017        2,627
     Nov-2017        2,627
     Dec-2017        2,627
     Jan-2018            0
     Feb-2018            0
     Mar-2018        1,344
     Apr-2018        9,177
     May-2018       10,765
     Jun-2018       10,765
     Jul-2018        2,248
     Aug-2018        2,248
     Sep-2018        2,248
     Oct-2018        2,248
     Nov-2018        2,248
     Dec-2018        2,248
     Jan-2019            0
     Feb-2019            0
     Mar-2019          422
     Apr-2019        8,234
     May-2019        9,061
     Jun-2019        9,061
     Jul-2019        1,995
     Aug-2019        1,995
     Sep-2019        1,995
     Oct-2019        1,995
     Nov-2019        1,995
     Dec-2019        1,995
     Jan-2020            0
     Feb-2020            0
     Mar-2020          445
     Apr-2020        7,164
     May-2020        7,164
     Jun-2020        7,164
     Jul-2020        1,708
     Aug-2020        1,708
     Sep-2020        1,708
     Oct-2020        1,708
     Nov-2020        1,708
     Dec-2020        1,708
     Jan-2021            0
     Feb-2021            0
     Mar-2021          470
     Apr-2021        5,951
     May-2021        5,951
     Jun-2021        5,951
     Jul-2021        1,382
     Aug-2021        1,382
     Sep-2021        1,382
     Oct-2021        1,382
     Nov-2021        1,382
     Dec-2021        1,382
     Jan-2022            0
     Feb-2022            0
     Mar-2022          496
     Apr-2022        4,575
     May-2022        4,575
     Jun-2022        4,575
     Jul-2022        1,012
     Aug-2022        1,012
     Sep-2022        1,012
     Oct-2022        1,012
     Nov-2022        1,012
     Dec-2022        1,012
     Jan-2023            0
     Feb-2023            0
     Mar-2023          525
     Apr-2023        3,021
     May-2023        3,021
     Jun-2023        3,021
     Jul-2023          595
     Aug-2023          595
     Sep-2023          595
     Oct-2023          595
     Nov-2023          595
     Dec-2023          595
     Jan-2024            0
     Feb-2024            0
     Mar-2024          555
     Apr-2024        1,273
     May-2024        1,273
     Jun-2024        1,273
     Jul-2024          127
     Aug-2024          127
     Sep-2024          127
     Oct-2024          127
     Nov-2024          127
     Dec-2024          127
     Jan-2025            0
     Feb-2025            0
     Mar-2025            0
     Apr-2025            0
     May-2025            0
     Jun-2025            0
     Jul-2025            0
     Aug-2025            0
     Sep-2025            0
     Oct-2025            0
     Nov-2025            0
     Dec-2025            0




                                   Exhibit 2A
                       to Second Supplemental Indenture

                                  SCHEDULE E-1
                           SCOTIA PACIFIC COMPANY LLC
  REQUIRED SCHEDULED AMORTIZATION RESERVE BALANCES BEFORE S.A.R. REDUCTION DATE
                                     ($ 000)



                   S.A.R.
   Month          Balance
-------------   ------------
       Nov-99    $168,045
       Dec-99     168,794
     Jan-2000     156,597
     Feb-2000     157,295
     Mar-2000     157,996
     Apr-2000     158,701
     May-2000     159,408
     Jun-2000     160,119
     Jul-2000     157,918
     Aug-2000     158,622
     Sep-2000     159,329
     Oct-2000     160,039
     Nov-2000     160,753
     Dec-2000     161,469
     Jan-2001     149,076
     Feb-2001     149,740
     Mar-2001     150,408
     Apr-2001     151,079
     May-2001     151,752
     Jun-2001     152,429
     Jul-2001     151,483
     Aug-2001     152,158
     Sep-2001     152,836
     Oct-2001     153,518
     Nov-2001     154,202
     Dec-2001     154,890
     Jan-2002     150,213
     Feb-2002     150,882
     Mar-2002     151,555
     Apr-2002     152,231
     May-2002     152,909
     Jun-2002     153,591
     Jul-2002     150,583
     Aug-2002     151,254
     Sep-2002     151,928
     Oct-2002     152,606
     Nov-2002     153,286
     Dec-2002     153,969
     Jan-2003     150,003
     Feb-2003     150,672
     Mar-2003     151,344
     Apr-2003     152,019
     May-2003     152,696
     Jun-2003     153,377
     Jul-2003     149,749
     Aug-2003     150,416
     Sep-2003     151,087
     Oct-2003     151,761
     Nov-2003     152,437
     Dec-2003     153,117
     Jan-2004     149,758
     Feb-2004     150,425
     Mar-2004     151,096
     Apr-2004     151,770
     May-2004     152,446
     Jun-2004     153,126
     Jul-2004     150,384
     Aug-2004     151,055
     Sep-2004     151,728
     Oct-2004     152,405
     Nov-2004     153,084
     Dec-2004     153,767
     Jan-2005     150,475
     Feb-2005     151,146
     Mar-2005     151,820
     Apr-2005     152,497
     May-2005     153,177
     Jun-2005     153,860
     Jul-2005     151,176
     Aug-2005     151,850
     Sep-2005     152,527
     Oct-2005     153,207
     Nov-2005     153,890
     Dec-2005     154,576
     Jan-2006     151,264
     Feb-2006     151,939
     Mar-2006     152,616
     Apr-2006     153,296
     May-2006     153,980
     Jun-2006     154,666
     Jul-2006     152,061
     Aug-2006     152,739
     Sep-2006     153,420
     Oct-2006     154,104
     Nov-2006     154,791
     Dec-2006     155,481
     Jan-2007     152,169
     Feb-2007     152,848
     Mar-2007     153,529
     Apr-2007     154,214
     May-2007     154,901
     Jun-2007     155,592
     Jul-2007     153,131
     Aug-2007     153,814
     Sep-2007     154,500
     Oct-2007     155,189
     Nov-2007     155,881
     Dec-2007     156,576
     Jan-2008     153,367
     Feb-2008     154,051
     Mar-2008     154,737
     Apr-2008     155,427
     May-2008     156,120
     Jun-2008     156,816
     Jul-2008     155,400
     Aug-2008     156,093
     Sep-2008     156,789
     Oct-2008     157,488
     Nov-2008     158,190
     Dec-2008     158,895
     Jan-2009     156,740
     Feb-2009     157,439
     Mar-2009     158,141
     Apr-2009     158,846
     May-2009     159,554
     Jun-2009     160,265
     Jul-2009     158,372
     Aug-2009     159,078
     Sep-2009     159,787
     Oct-2009     160,500
     Nov-2009     161,215
     Dec-2009     161,934
     Jan-2010     159,540
     Feb-2010     160,252
     Mar-2010     160,966
     Apr-2010     161,684
     May-2010     162,404
     Jun-2010     163,128
     Jul-2010     160,934
     Aug-2010     161,651
     Sep-2010     162,372
     Oct-2010     163,096
     Nov-2010     163,823
     Dec-2010     164,553
     Jan-2011     162,197
     Feb-2011     162,920
     Mar-2011     163,646
     Apr-2011     164,376
     May-2011     165,109
     Jun-2011     165,845
     Jul-2011     163,781
     Aug-2011     164,512
     Sep-2011     165,245
     Oct-2011     165,982
     Nov-2011     166,722
     Dec-2011     167,465
     Jan-2012     165,162
     Feb-2012     165,898
     Mar-2012     166,638
     Apr-2012     167,380
     May-2012     168,127
     Jun-2012     168,876
     Jul-2012     166,972
     Aug-2012     167,716
     Sep-2012     168,464
     Oct-2012     169,215
     Nov-2012     169,969
     Dec-2012     170,727
     Jan-2013     168,507
     Feb-2013     169,258
     Mar-2013     170,013
     Apr-2013     170,771
     May-2013     171,532
     Jun-2013     172,297
     Jul-2013     170,587
     Aug-2013     171,348
     Sep-2013     172,112
     Oct-2013     172,879
     Nov-2013     173,650
     Dec-2013     174,424
     Jan-2014     171,487
     Feb-2014     172,251
     Mar-2014     173,019
     Apr-2014     173,790
     May-2014     174,565
     Jun-2014     175,344
     Jul-2014     158,005
     Aug-2014     158,709
     Sep-2014     159,417
     Oct-2014     160,128
     Nov-2014     160,841
     Dec-2014     161,558
     Jan-2015     139,134
     Feb-2015     139,754
     Mar-2015     140,377
     Apr-2015     141,003
     May-2015     141,631
     Jun-2015     142,263
     Jul-2015     123,007
     Aug-2015     123,555
     Sep-2015     124,106
     Oct-2015     124,659
     Nov-2015     125,215
     Dec-2015     125,773
     Jan-2016     102,407
     Feb-2016     102,864
     Mar-2016     103,323
     Apr-2016     103,783
     May-2016     104,246
     Jun-2016     104,711
     Jul-2016      85,129
     Aug-2016      85,509
     Sep-2016      85,890
     Oct-2016      86,273
     Nov-2016      86,657
     Dec-2016      87,044
     Jan-2017      62,699
     Feb-2017      62,978
     Mar-2017      63,259
     Apr-2017      63,541
     May-2017      63,824
     Jun-2017      64,109
     Jul-2017      43,655
     Aug-2017      43,850
     Sep-2017      44,046
     Oct-2017      44,242
     Nov-2017      44,439
     Dec-2017      44,637
     Jan-2018      25,192
     Feb-2018      25,304
     Mar-2018      25,417
     Apr-2018      25,531
     May-2018      25,644
     Jun-2018      25,759
     Jul-2018      17,870
     Aug-2018      17,950
     Sep-2018      18,030
     Oct-2018      18,110
     Nov-2018      18,191
     Dec-2018      18,272
     Jan-2019      16,418
     Feb-2019      16,491
     Mar-2019      16,564
     Apr-2019      16,638
     May-2019      16,712
     Jun-2019      16,787
     Jul-2019           0



                                   Exhibit 2B
                       to Second Supplemental Indenture

                                  SCHEDULE E-2
                           SCOTIA PACIFIC COMPANY LLC
  REQUIRED SCHEDULED AMORTIZATION RESERVE BALANCES AFTER S.A.R. REDUCTION DATE
                                     ($ 000)



                   S.A.R.
    Month         Balance
------------   -------------
       Nov-99    $137,897
       Dec-99     138,529
     Jan-2000     126,149
     Feb-2000     126,728
     Mar-2000     127,308
     Apr-2000     127,892
     May-2000     128,478
     Jun-2000     129,067
     Jul-2000     126,729
     Aug-2000     127,310
     Sep-2000     127,893
     Oct-2000     128,479
     Nov-2000     129,068
     Dec-2000     129,660
     Jan-2001     121,616
     Feb-2001     122,159
     Mar-2001     122,703
     Apr-2001     123,250
     May-2001     123,800
     Jun-2001     124,352
     Jul-2001     122,190
     Aug-2001     122,735
     Sep-2001     123,282
     Oct-2001     123,832
     Nov-2001     124,384
     Dec-2001     124,939
     Jan-2002     119,554
     Feb-2002     120,087
     Mar-2002     120,623
     Apr-2002     121,160
     May-2002     121,701
     Jun-2002     122,243
     Jul-2002     118,235
     Aug-2002     118,762
     Sep-2002     119,291
     Oct-2002     119,823
     Nov-2002     120,357
     Dec-2002     120,894
     Jan-2003     116,842
     Feb-2003     117,377
     Mar-2003     117,915
     Apr-2003     118,456
     May-2003     118,999
     Jun-2003     119,544
     Jul-2003     117,596
     Aug-2003     118,135
     Sep-2003     118,677
     Oct-2003     119,221
     Nov-2003     119,767
     Dec-2003     120,316
     Jan-2004     117,398
     Feb-2004     117,936
     Mar-2004     118,476
     Apr-2004     119,019
     May-2004     119,565
     Jun-2004     120,113
     Jul-2004     118,101
     Aug-2004     118,642
     Sep-2004     119,186
     Oct-2004     119,732
     Nov-2004     120,281
     Dec-2004     120,832
     Jan-2005     117,893
     Feb-2005     118,433
     Mar-2005     118,976
     Apr-2005     119,521
     May-2005     120,069
     Jun-2005     120,620
     Jul-2005     118,575
     Aug-2005     119,119
     Sep-2005     119,665
     Oct-2005     120,213
     Nov-2005     120,764
     Dec-2005     121,318
     Jan-2006     118,356
     Feb-2006     118,898
     Mar-2006     119,443
     Apr-2006     119,991
     May-2006     120,541
     Jun-2006     121,093
     Jul-2006     119,028
     Aug-2006     119,574
     Sep-2006     120,122
     Oct-2006     120,672
     Nov-2006     121,226
     Dec-2006     121,781
     Jan-2007     118,816
     Feb-2007     119,360
     Mar-2007     119,907
     Apr-2007     120,457
     May-2007     121,009
     Jun-2007     121,563
     Jul-2007     119,532
     Aug-2007     120,080
     Sep-2007     120,630
     Oct-2007     121,183
     Nov-2007     121,739
     Dec-2007     122,297
     Jan-2008     119,429
     Feb-2008     119,976
     Mar-2008     120,526
     Apr-2008     121,078
     May-2008     121,633
     Jun-2008     122,191
     Jul-2008     120,625
     Aug-2008     121,178
     Sep-2008     121,733
     Oct-2008     122,291
     Nov-2008     122,851
     Dec-2008     123,414
     Jan-2009     121,172
     Feb-2009     121,727
     Mar-2009     122,285
     Apr-2009     122,846
     May-2009     123,409
     Jun-2009     123,974
     Jul-2009     122,425
     Aug-2009     122,986
     Sep-2009     123,550
     Oct-2009     124,116
     Nov-2009     124,685
     Dec-2009     125,256
     Jan-2010     122,913
     Feb-2010     123,476
     Mar-2010     124,042
     Apr-2010     124,611
     May-2010     125,182
     Jun-2010     125,756
     Jul-2010     124,215
     Aug-2010     124,785
     Sep-2010     125,357
     Oct-2010     125,931
     Nov-2010     126,508
     Dec-2010     127,088
     Jan-2011     124,766
     Feb-2011     125,338
     Mar-2011     125,912
     Apr-2011     126,489
     May-2011     127,069
     Jun-2011     127,651
     Jul-2011     126,114
     Aug-2011     126,692
     Sep-2011     127,273
     Oct-2011     127,856
     Nov-2011     128,442
     Dec-2011     129,031
     Jan-2012     126,741
     Feb-2012     127,322
     Mar-2012     127,905
     Apr-2012     128,491
     May-2012     129,080
     Jun-2012     129,672
     Jul-2012     128,150
     Aug-2012     128,738
     Sep-2012     129,328
     Oct-2012     129,920
     Nov-2012     130,516
     Dec-2012     131,114
     Jan-2013     128,884
     Feb-2013     129,475
     Mar-2013     130,068
     Apr-2013     130,664
     May-2013     131,263
     Jun-2013     131,865
     Jul-2013     130,379
     Aug-2013     130,977
     Sep-2013     131,577
     Oct-2013     132,180
     Nov-2013     132,786
     Dec-2013     133,395
     Jan-2014     130,417
     Feb-2014     131,015
     Mar-2014     131,615
     Apr-2014     132,219
     May-2014     132,825
     Jun-2014     133,433
     Jul-2014     119,529
     Aug-2014     120,077
     Sep-2014     120,628
     Oct-2014     121,181
     Nov-2014     121,736
     Dec-2014     122,294
     Jan-2015     104,103
     Feb-2015     104,580
     Mar-2015     105,059
     Apr-2015     105,541
     May-2015     106,024
     Jun-2015     106,510
     Jul-2015      90,980
     Aug-2015      91,397
     Sep-2015      91,816
     Oct-2015      92,236
     Nov-2015      92,659
     Dec-2015      93,084
     Jan-2016      74,131
     Feb-2016      74,471
     Mar-2016      74,812
     Apr-2016      75,155
     May-2016      75,499
     Jun-2016      75,846
     Jul-2016      60,167
     Aug-2016      60,443
     Sep-2016      60,720
     Oct-2016      60,998
     Nov-2016      61,278
     Dec-2016      61,559
     Jan-2017      41,814
     Feb-2017      42,006
     Mar-2017      42,198
     Apr-2017      42,392
     May-2017      42,586
     Jun-2017      42,781
     Jul-2017      32,643
     Aug-2017      32,788
     Sep-2017      32,934
     Oct-2017      33,081
     Nov-2017      33,229
     Dec-2017      33,377
     Jan-2018      25,192
     Feb-2018      25,304
     Mar-2018      25,417
     Apr-2018      25,531
     May-2018      25,644
     Jun-2018      25,759
     Jul-2018      17,870
     Aug-2018      17,950
     Sep-2018      18,030
     Oct-2018      18,110
     Nov-2018      18,191
     Dec-2018      18,272
     Jan-2019       9,081
     Feb-2019       9,121
     Mar-2019       9,162
     Apr-2019       9,203
     May-2019       9,244
     Jun-2019       9,285
     Jul-2019           0


            Exhibit 3
 to Second Supplemental Indenture

            SCHEDULE F
    SCHEDULED PRINCIPAL AMOUNT
             ($ 000)


                       Scheduled
20th of Month       Principal Amount
Jan-2000               $846,113
Jul-2000                843,198
Jan-2001                830,085
Jul-2001                826,872
Jan-2002                813,423
Jul-2002                809,730
Jan-2003                795,715
Jul-2003                790,409
Jan-2004                774,395
Jul-2004                768,202
Jan-2005                751,136
Jul-2005                743,122
Jan-2006                723,831
Jul-2006                713,842
Jan-2007                692,165
Jul-2007                680,045
Jan-2008                655,814
Jul-2008                649,839
Jan-2009                633,787
Jul-2009                626,165
Jan-2010                608,066
Jul-2010                598,635
Jan-2011                578,319
Jul-2011                566,903
Jan-2012                544,202
Jul-2012                530,633
Jan-2013                505,376
Jul-2013                489,482
Jan-2014                460,650
Jul-2014                430,868
Jan-2015                389,802
Jul-2015                357,245
Jan-2016                310,956
Jul-2016                274,173
Jan-2017                222,184
Jul-2017                180,205
Jan-2018                121,976
Jul-2018                93,624
Jan-2019                54,117
Jul-2019                22,014
Jan-2020                0



            Exhibit 4
to Second Supplemental Indenture

           Schedule G
    Scotia Pacific Company LLC
   18 Month Cumulative Harvest
       (MBF, Net Scribner)


               18 Month
              Cumulative
 Month         Harvest
--------     ------------
Nov-99          NA
Dec-99          NA
Jan-2000        NA
Feb-2000        NA
Mar-2000        NA
Apr-2000        NA
May-2000        NA
Jun-2000        264,293
Jul-2000        284,816
Aug-2000        304,769
Sep-2000        317,488
Oct-2000        315,320
Nov-2000        303,788
Dec-2000        284,320
Jan-2001        263,797
Feb-2001        243,844
Mar-2001        231,124
Apr-2001        233,293
May-2001        244,825
Jun-2001        264,293
Jul-2001        284,816
Aug-2001        304,769
Sep-2001        317,488
Oct-2001        315,320
Nov-2001        303,788
Dec-2001        284,320
Jan-2002        263,797
Feb-2002        243,844
Mar-2002        231,124
Apr-2002        233,293
May-2002        244,825
Jun-2002        264,293
Jul-2002        284,816
Aug-2002        304,769
Sep-2002        317,488
Oct-2002        315,320
Nov-2002        303,788
Dec-2002        284,320
Jan-2003        263,797
Feb-2003        243,844
Mar-2003        231,124
Apr-2003        233,293
May-2003        244,825
Jun-2003        264,293
Jul-2003        284,816
Aug-2003        304,769
Sep-2003        317,488
Oct-2003        315,320
Nov-2003        303,788
Dec-2003        284,320
Jan-2004        263,797
Feb-2004        243,844
Mar-2004        231,124
Apr-2004        233,293
May-2004        244,825
Jun-2004        264,293
Jul-2004        284,816
Aug-2004        304,769
Sep-2004        317,488
Oct-2004        315,320
Nov-2004        303,788
Dec-2004        284,320
Jan-2005        263,797
Feb-2005        243,844
Mar-2005        231,124
Apr-2005        233,293
May-2005        244,825
Jun-2005        264,293
Jul-2005        284,816
Aug-2005        304,769
Sep-2005        317,488
Oct-2005        315,320
Nov-2005        303,788
Dec-2005        284,320
Jan-2006        263,797
Feb-2006        243,844
Mar-2006        231,124
Apr-2006        233,293
May-2006        244,825
Jun-2006        264,293
Jul-2006        284,816
Aug-2006        304,769
Sep-2006        317,488
Oct-2006        315,320
Nov-2006        303,788
Dec-2006        284,320
Jan-2007        263,797
Feb-2007        243,844
Mar-2007        231,124
Apr-2007        233,293
May-2007        244,825
Jun-2007        264,293
Jul-2007        284,816
Aug-2007        304,769
Sep-2007        317,488
Oct-2007        315,320
Nov-2007        303,788
Dec-2007        284,320
Jan-2008        263,490
Feb-2008        242,916
Mar-2008        229,101
Apr-2008        228,626
May-2008        237,705
Jun-2008        254,293
Jul-2008        271,989
Aug-2008        288,872
Sep-2008        298,933
Oct-2008        294,388
Nov-2008        281,818
Dec-2008        261,862
Jan-2009        241,032
Feb-2009        220,458
Mar-2009        206,643
Apr-2009        206,168
May-2009        215,247
Jun-2009        231,835
Jul-2009        249,838
Aug-2009        267,341
Sep-2009        278,498
Oct-2009        276,596
Nov-2009        266,480
Dec-2009        249,403
Jan-2010        231,401
Feb-2010        213,898
Mar-2010        202,741
Apr-2010        204,642
May-2010        214,759
Jun-2010        231,835
Jul-2010        249,838
Aug-2010        267,341
Sep-2010        278,498
Oct-2010        276,596
Nov-2010        266,480
Dec-2010        249,403
Jan-2011        231,401
Feb-2011        213,898
Mar-2011        202,741
Apr-2011        204,642
May-2011        214,759
Jun-2011        231,835
Jul-2011        249,838
Aug-2011        267,341
Sep-2011        278,498
Oct-2011        276,596
Nov-2011        266,480
Dec-2011        249,403
Jan-2012        231,401
Feb-2012        213,898
Mar-2012        202,741
Apr-2012        204,642
May-2012        214,759
Jun-2012        231,835
Jul-2012        249,838
Aug-2012        267,341
Sep-2012        278,498
Oct-2012        276,596
Nov-2012        266,480
Dec-2012        249,403
Jan-2013        231,401
Feb-2013        213,898
Mar-2013        202,741
Apr-2013        204,642
May-2013        214,759
Jun-2013        231,835
Jul-2013        249,838
Aug-2013        267,341
Sep-2013        278,498
Oct-2013        276,596
Nov-2013        266,480
Dec-2013        249,403
Jan-2014        231,401
Feb-2014        213,898
Mar-2014        202,741
Apr-2014        204,642
May-2014        214,759
Jun-2014        231,835
Jul-2014        249,838
Aug-2014        267,341
Sep-2014        278,498
Oct-2014        276,596
Nov-2014        266,480
Dec-2014        249,403
Jan-2015        231,401
Feb-2015        213,898
Mar-2015        202,741
Apr-2015        204,642
May-2015        214,759
Jun-2015        231,835
Jul-2015        249,838
Aug-2015        267,341
Sep-2015        278,498
Oct-2015        276,596
Nov-2015        266,480
Dec-2015        249,403
Jan-2016        231,401
Feb-2016        213,898
Mar-2016        202,741
Apr-2016        204,642
May-2016        214,759
Jun-2016        231,835
Jul-2016        249,838
Aug-2016        267,341
Sep-2016        278,498
Oct-2016        276,596
Nov-2016        266,480
Dec-2016        249,403
Jan-2017        231,401
Feb-2017        213,898
Mar-2017        202,741
Apr-2017        204,642
May-2017        214,759
Jun-2017        231,835
Jul-2017        249,838
Aug-2017        267,341
Sep-2017        278,498
Oct-2017        276,596
Nov-2017        266,480
Dec-2017        249,403
Jan-2018        230,861
Feb-2018        212,269
Mar-2018        199,187
Apr-2018        196,445
May-2018        202,253
Jun-2018        214,272
Jul-2018        227,308
Aug-2018        239,418
Sep-2018        245,907
Oct-2018        239,829
Nov-2018        227,892
Dec-2018        209,957
Jan-2019        191,414
Feb-2019        172,822
Mar-2019        159,740
Apr-2019        156,998
May-2019        162,806
Jun-2019        174,825




                                    Exhibit 6
                                                                       REVISED
                                                                    Exhibit D to
                                                                    Indenture
                                                                    ---------

                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         MONTHLY NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

         I. The following summarizes the Collection Account Disbursement on [insert date of Monthly Deposit Date] pursuant to the Indenture:


                                                                                   Total
                                                                                   -----
A.          PAYMENT OF EXPENSES

1.          Amount Transferred to Expense                                         $______
            Reserve

2.          Payment of Trustee's, Collateral                                      $______
            Agent's and Liquidity Providers'
            Expenses

B.          LINE OF CREDIT OR LIQUIDITY ACCOUNT

3.          Payment of interest and                                               $______
            principal on Advances under Line
            of Credit Agreement

4.          Transfer from Liquidity Account                                       $______
            to Collection Account

5.          Required Liquidity Amount as of                                       $______
            close of business on [insert
            date of Monthly Deposit Date]

6.          Amount on deposit in the                                              $______
            Liquidity Account as of close of
            business on [insert date of
            Monthly Deposit Date]

7.          Amount available under Line of                                        $______
            Credit Agreement as of close of
            business on [insert date of
            Monthly Deposit Date]

8.          Amount of outstanding Advances                                        $______
            under Line of Credit Agreement
            as of close of business on
            [insert date of Monthly Deposit
            Date]

C.          TRANSFERS TO PAYMENT ACCOUNT,
            LIQUIDITY ACCOUNT OR EXPENSE
            RESERVE

9.          Transfer to Payment Account Re:                                       $______
            Monthly Deposit Amount1

10.         Targeted Monthly Deposit Amount                                       $______
            multiplied by Reinvestment
            Factor less, to the extent
            applicable, the Premium
            Provision Refundable Amount

11.         Shortfall, if any, in the                                             $______
            Monthly Deposit Amount (No. 10-
            9)

12.         Transfer to Payment Account Re:                                       $______
            Payments of interest and
            principal under Line of Credit
            Agreement following a
            Termination Advance1

13.         Transfer to Liquidity Account                                         $______
            (following a Termination Advance
            under Line of Credit Agreement)

14.         Transfer to Payment Account Re:                                       $______
            Premium Provision

15.         Additional transfer to Expense                                        $______
            Reserve

16.         Transfer to Payment Account re:                                       $______
            excess of Base Monthly Deposit
            Amount over Targeted Monthly
            Deposit Amount

17.         Additional Transfers to Payment                                       $______
            Account3

D.          ADDITIONAL PAYMENTS TO LIQUIDITY
            PROVIDERS

18.         Payment of Additional Liquidity                                       $______
            Provider Fees and/or
            Supplemental Liquidity Provider
            Interest to Liquidity Providers

E.          SCHEDULED AMORTIZATION RESERVE
            ACCOUNT

19.         Transfer to Scheduled                                                 $______
            Amortization Reserve Account

20.         Required Scheduled Amortization                                       $______
            Reserve Balance as of close of
            business on [insert date of
            Monthly Deposit Date]

21.         Amount on deposit in the                                              $______
            Scheduled Amortization Reserve
            Account as of close of business
            on [insert date of Monthly
            Deposit Date]

22.         Amount available under Scheduled                                      $______
            Amortization Line of Credit
            Agreement as of close of
            business on [insert date of
            Monthly Deposit Date]

23.         Amount of outstanding Scheduled                                       $______
            Amortization Advances under
            Scheduled Amortization Line of
            Credit Agreement on [insert date
            of Monthly Deposit Date]

F.          TRANSFER TO ISSUER

24.         Release to Issuer                                                     $______

----------------
1 Amounts in No. 9, 12, 14 and 16 are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash. In the case of No. 9 , any shortfall is set forth in No. 11. In the case of Nos. 12, 14 and 16 [there was no shortfall] [the amount of the shortfall was $____, $____ and $____, respectively.

2 Consists of [voluntary transfers of $____] [transfers in respect of Trapping Events of $____] [transfers in respect of Cash Retention Event of $____] [insert applicable provisions].


II.      Principal Balance of Timber Notes
         and Certain Additional Data With
         Respect to Amounts on Deposit in
         the Payment Account as of the close
         of business on the Monthly Deposit Date


                                                                     Total             Per $1,000
                                                                                       of original
                                                                                       principal
                                                                                       amount
                                                                     -----             -----------
A.          PRINCIPAL AMOUNT

1.          Principal Balance of Timber Notes

            Class A-1 Timber Notes                                 $________            $________

            Class A-2 Timber Notes                                 $                    $
                                                                    ========             ========
            Class A-3 Timber Notes                                 $________            $________

            Total Principal                                        $________            N/A
            Balance of Timber Note

2.          Principal Balance if Timber Notes
            were paid in accordance with
            Scheduled Amortization

            Class A-1 Timber Notes                                 $________            $________

            Class A-2 Timber Notes                                 $________            $________

            Class A-3 Timber Notes                                 $                    $
                                                                    ========             ========

            Total Principal Balance if Timber                      $________            N/A
            Notes were paid in accordance with
            Scheduled Amortization

3.          Amount of Amortization, if any,
            ahead of (or behind) Scheduled
            Amortization (No. 1-2, or 2-1)
            for each Class of Timber Notes

            Class A-1 Timber Notes                                 $________            $________

            Class A-2 Timber Notes                                 $________            $________

            Class A-3 Timber Notes                                 $                    $
                                                                    ========             ========

            Total Amount of Amortization, if                       $________            N/A
            any, ahead of (or behind)
            Scheduled Amortization

B.          CERTAIN ADDITIONAL DATA WITH RESPECT TO
            AMOUNTS ON DEPOSIT IN THE PAYMENT
            ACCOUNT

            Investors should note that funds are applied from the Payment Account at six month intervals, on each Note
            Payment Date. The following data reflects certain information with respect to amounts on deposit in the Payment Account as of the close of business on the Monthly Deposit
            Date to which this Monthly Noteholder Certificate relates. Actual allocations of amounts in the Payment Account to principal, interest and premium will be made only on the next Note Payment Date.
            Accordingly, the following data does not necessarily represent, nor is it intended to represent, the actual allocations to principal, interest and premium, or the actual amounts which will be paid, on the next Note Payment Date.

            INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING DATA IS NOT INTENDED
            TO REFLECT, AND DOES NOT REFLECT, THE PRIORITY OF PAYMENTS ON THE
            NEXT NOTE PAYMENT DATE. THE PRIORITY OF PAYMENTS ON THE NEXT NOTE
            PAYMENT DATE IS EXPECTED TO BE AS FOLLOWS:3 (I) INTEREST (EXCLUDING
            INTEREST ON PREMIUMS) ON THE TIMBER NOTES, (II) MINIMUM PRINCIPAL
            AMORTIZATION AMOUNT ON THE CLASS [INSERT THE CLASS OR CLASSES
            EXPECTED TO HAVE A MINIMUM PRINCIPAL AMORTIZATION AMOUNT ON THE NEXT
            NOTE PAYMENT DATE] TIMBER NOTES, (III) DEPLETION AMORTIZATION AMOUNT
            TO BE PAID ON THE CLASS [INSERT THE CLASS OR CLASSES EXPECTED TO
            RECEIVE PAYMENTS OF DEPLETION AMORTIZATION AMOUNT ON THE NEXT NOTE
            PAYMENT DATE] TIMBER NOTES, (IV) INTEREST ON PREMIUMS, (V)
            PREPAYMENT PREMIUMS [, NON-REGISTRATION PREMIUMS]4 AND/OR DEFICIENCY
            PREMIUMS AND (VI) [SCHEDULED AMORTIZATION AMOUNT] [A PAYMENT IN
            RESPECT OF SCHEDULED AMORTIZATION IN THE AMOUNT OF $______] TO BE
            PAID ON THE CLASS [INSERT THE CLASS OR CLASSES EXPECTED TO RECEIVE
            PAYMENTS OF SCHEDULED AMORTIZATION AMOUNT OR IN RESPECT OF SCHEDULED
            AMORTIZATION ON THE NEXT NOTE PAYMENT DATE] TIMBER NOTES. TO THE
            EXTENT THAT FUNDS AVAILABLE IN THE PAYMENT ACCOUNT ARE INSUFFICIENT
            TO PAY IN FULL THE [SCHEDULED AMORTIZATION AMOUNT] [PAYMENT IN
            RESPECT OF SCHEDULED AMORTIZATION IN THE AMOUNT OF $______]
            ON THE [INSERT THE CLASS OR CLASSES EXPECTED TO RECEIVE PAYMENTS OF
            SCHEDULED AMORTIZATION AMOUNT OR IN RESPECT OF SCHEDULED
            AMORTIZATION ON THE NEXT NOTE PAYMENT DATE] ON THE NEXT NOTE PAYMENT
            DATE, THE REMAINDER OF SUCH [SCHEDULED AMORTIZATION AMOUNT] [PAYMENT
            IN RESPECT OF SCHEDULED AMORTIZATION] IS EXPECTED TO BE PAID FROM
            THE SCHEDULED AMORTIZATION RESERVE ACCOUNT. [NOTE: IF THE ISSUER
            CANNOT MAKE THE STATEMENTS IN CLAUSE (VI) OR IN THE PRECEDING
            SENTENCE, IT MAY MODIFY THE DISCLOSURE UNDER THIS SECTION B AS IT
            DEEMS APPROPRIATE IN THE CIRCUMSTANCES].

4.          Payment Account Balance                                $________            N/A

5.          Accrued Interest (excluding
            interest on Premiums) to Monthly
            Deposit Date

            Class A-1 Timber Notes                                 $________            $________

            Class A-2 Timber Notes                                 $________            $________

            Class A-3 Timber Notes                                 $________            $________

6.          Accrued Interest on Premium to
            Monthly Deposit Date

            Class A-1 Timber Notes                                 $________            $________

            Class A-2 Timber Notes                                 $________            $________

            Class A-3 Timber Notes                                 $________            $________

7.          Accrued Prepayment[, Non- Registration]5               $________            N/A
            and/or Deficiency Premiums to
            Monthly Deposit Date

            The accrued Premiums, if any, consist of the following:

            [Describe (and indicate the aggregate
            amount of and amount per $1,000 original principal amount of) the accrued Premiums, if any, in respect of each Class of Timber Notes]

8.          Amount Deposited to Payment                            $________            N/A
            Account since last Note Payment
            Date in respect of Prepayment
            Premium Provision less any
            Prepayment Provision Refundable
            Amounts since last Note Payment
            Date

9.          Excess of Payment Account Balance                      $________            N/A
            over total of amounts in Nos. 5
            through 8 (or Deficiency)

10.         Aggregate Minimum Principal                            $________            N/A
            Amortization Amount for next Note
            Payment Date

11.         Excess of Payment Account Balance                      $________            N/A
            over total of amounts in Nos. 5
            through 8 and 10 (or Deficiency)

12.         Aggregate [Scheduled Amortization                      $________            N/A
            Amount] [payments in respect of
            Scheduled Amortization] expected
            to be paid on the next Note
            Payment Date from the Payment
            Account and/or the Scheduled
            Amortization Reserve Account

            [Note:  Items 4 through 12 need not be included in Monthly
            Noteholder Certificate for any Monthly Deposit Date which is also a Note Payment Date. On such dates, the Monthly
            Noteholder Certificate shall include the following statement:

            "B.  APPLICATION OF PAYMENT ACCOUNT FUNDS
                 ------------------------------------

            A statement of the payments on the Timber Notes from the Payment Account and the Scheduled Amortization Reserve
            Account on the Monthly Deposit Date to which this Certificate relates is set forth in Section "A" of the accompanying Note Payment Noteholder Certificate."]

III.        Prevailing SBE Price Data for the Monthly
            Period preceding the Monthly Deposit Date

            Old Growth Redwood                                     $________/Mbf

            Young Growth Redwood                                   $________/Mbf

            Old Growth Douglas Fir                                 $________/Mbf

            Young Growth Douglas Fir                               $________/Mbf

            Whitewoods                                             $________/Mbf


Note: The Issuer may, at its option, include additional information and/or appropriate textual explanations of any items.


----------------------
3 If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any Additional Liquidity Provider Fees and any Supplemental Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account. In addition, if there has been a Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under the Line of Credit will be paid from the Payment Account. No circumstance currently exists which would require any payments to the Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date. [Note: If the Issuer cannot make the statements in the two preceding sentences on the Monthly Deposit Date, it may modify the disclosure under this Section B as it deems appropriate in the circumstances.]

4           Insert only if applicable.

5           Insert only if applicable.



                                    Exhibit 7
                                                                        REVISED
                                                                   Exhibit E to
                                                                      Indenture
                                                                      ---------

                        Note Payment Trustee Certificate


          The undersigned, the _____________ of Scotia Pacific Company LLC (the "Issuer"), DOES HEREBY CERTIFY on behalf of the Issuer:

          1. This Note Payment Trustee Certificate is delivered pursuant to Section 5.7(e) of the Indenture (the "Indenture") dated as of July 20, 1998, as supplemented and in effect on the date hereof, between the Issuer and State Street Bank and Trust Company, as Trustee (the "Trustee"), in connection with the Note Payment Date next succeeding the date of this Note Payment Certificate.

          2. The undersigned has reviewed or is otherwise familiar with the provisions of Sections 5.7(a), (b), (c) and (d) of the Indenture.

          3. In the opinion of the undersigned, the undersigned has made such examination or investigation as is necessary to enable him or her to express an informed opinion on the matters referred to herein.

          4. To the best of the undersigned's knowledge, the calculations in this Note Payment Trustee Certificate are in compliance with Sections 5.7(a), (b), (c) and (d) of the Indenture.

          5. Terms used but not defined herein shall have the meaning set forth in the Indenture.

Delivered this ___ day of ________, _____.

                                         SCOTIA PACIFIC COMPANY LLC

                                         By:___________________________
                                              Name:




                    THE MATERIAL IN THIS NOTE PAYMENT TRUSTEE
                 CERTIFICATE IS TO BE MAINTAINED AS CONFIDENTIAL

                               Summary of Amounts
                 Payable to Noteholders and Liquidity Providers

                                                                                Per $1,000
                                                                                of original
                                                                                principal
                                                              Total             amount
                                                              -----             -----------
1.       Interest
         (a) Class A-1 Timber Notes
         (No. 1(a) + 2(a) of Part B of
         Schedule B)                                          $_______          $_______

         (b) Class A-2 Timber Notes
         (No. 1(b) + 2(b) of Part B of
         Schedule B)                                          $_______          $_______

         (c) Class A-3 Timber Notes
         (No. 1(c) + 2(c) of Part B of
         Schedule B)                                          $_______          $_______

         (d) Payable to Liquidity
         Providers (No. 1(d) of Part B
         of Schedule B)                                       $_______          N/A

2.       Principal
         (a) Class A-1 Timber Notes
         (portion of No. 4 of Part B of
         Schedule B plus portion of Nos. 6, 9
         and 10 of Part B of Schedule B and
         No. 1 of Part C of Schedule B applicable to
         Class A-1 Timber Notes                               $_______          $_______

         (b) Class A-2 Timber Notes
         (portion of No. 4 of Part B of
         Schedule B plus portion of
         Nos. 6, 9 and 10 of Part B of
         Schedule B and No. 1 of Part C
         of Schedule B applicable to
         Class A-2 Timber Notes                               $_______          $_______


         (c) Class A-3 Timber Notes
         (portion of No. 4 of Part B of Schedule B
         plus portion of Nos. 6, 9 and 10 of Part
         B of Schedule B and No. 1 of
         Part C of Schedule B applicable to
         Class A-3 Timber Notes                               $_______          $_______

         (d) Payable to Liquidity
         Providers (No. 5 of Part B
         of Schedule B)                                       $_______          N/A

3.       Interest on Premium

         (a) Class A-1 Timber Notes (portion of No. 7 of
         Part B of Schedule B applicable to the
         Class A-1 Timber Notes)                              $_______          $_______

         (b) Class A-2 Timber Notes
         (portion of No. 7 of Part B of
         Schedule B applicable to the
         Class A-2 Timber Notes)                              $_______          $_______

         (c) Class A-3 Timber Notes
         (portion of No. 7 of Part B of Schedule B
         applicable to the
         Class A-3 Timber Notes)                              $_______          $_______


4.       Premium
         (a) Class A-1 Timber Notes
         (portion of No. 8 of Part B of
         Schedule B applicable to the
         Class A-1 Timber Notes)                              $_______          $_______

         (b) Class A-2 Timber Notes
         (portion of No. 8 of Part B of
         Schedule B applicable to the
         Class A-2 Timber Notes)                              $_______          $_______

         (c) Class A-3 Timber Notes
         (portion of No. 8 of Part B of Schedule B
         applicable to the
         Class A-3 Timber Notes)                              $_______          $_______

                                                                Class           Class           Class
                                                                 A-1             A-2             A-3
                                                              --------         --------       --------
5.       Beginning Principal
         Balance                                              $_______         $_______       $______

6.       Ending Principal Balance                             $_______         $_______       $______





                                   Schedule A


Computation of interest to be distributed on Note Payment Date pursuant to clause (i) of Section 5.7(b) of the Indenture.
1.       Interest on the Timber Notes
         (including interest on past due
         principal and interest, if any, but
         not including interest on
         Premiums)

         (a)  Class A-1 Timber Notes                                                $_________
         (b)  Class A-2 Timber Notes                                                $_________
         (c)  Class A-3 Timber Notes                                                $_________
         (d)  all Classes of Timber Notes                                           $_________

2.       Interest (other than any Supplemental
         Liquidity Provider Interest), if any,
         payable to the Liquidity Providers                                         $_________

3.       Total Interest to be distributed
         on Note Payment Date pursuant to
         clause (i) of Section 5.7(b)
         (No. 1(d) plus No. 2)                                                      $_________

Computation of amount, if any, to be deposited in Payment Account pursuant to
Section 5.7(a)(i) of the Indenture:

4.       Amount expected to be in Payment Account
         on Note Payment Date in the absence of
         any deposit from a borrowing under the
         Line of Credit Agreement or a withdrawal
         from the Liquidity Account pursuant to
         Section 5.7(a)(i) of the Indenture
         (Item 5 of Part A of Schedule B)                                           $_________

Computation of borrowing under Line of Credit Agreement, or withdrawal from Liquidity Account, pursuant to Section 5.7(a)(i) of the Indenture

5.       Deficiency (No. 3 minus No. 4, if
         No. 3 is greater than No. 4)                                               $________1

6.       Portion of deficiency attributable
         to the Timber Notes (the product
         of (a) No. 1(d) divided by No. 3
         and (b) No. 5)                                                             $________

7.       Amount of funds available under the
         Line of Credit Agreement                                                   $________

8.       Amount to be borrowed by the Issuer
         under the Line of Credit Agreement for
         deposit in the Payment Account pursuant
         to Section 5.7(a)(i) of the Indenture
         (the lesser of No. 7 and No. 6)                                            $________2

         [Note, if No. 8 equals No. 6, enter zero in No. 11 and the balance of this Schedule A need not be completed)

9.       Remaining portion of deficiency
         (No. 6 minus No. 8)

10.      Amount, if any, available in the Liquidity
         Account (No. 4 + 6 - 5 from Schedule D
         of current Monthly Trustee Certificate)                                    $________

11.      Amount to be transferred from the Liquidity
         Account to the Payment Account on the Note
         Payment Date pursuant to Section 5.7(a)(i)
         of the Indenture (the lesser of No. 9
         and No. 10)                                                                $________

----------------
1 If No. 4 exceeds No. 3, enter zero in Nos. 5, 8 and 11 and the balance of this Schedule A need not be completed.

2        If there is an amount in No. 8, the Note Payment Trustee
         Certificate shall be accompanied by a copy of the Notice of Borrowing in respect of such amount given by the Issuer pursuant to the Line of Credit Agreement.




                                   Schedule B

         A.      Computation of Balance to be in
                 Payment Account as of 1:00 p.m.
                 on the Note Payment Date

1.       Balance in Payment Account as of
         opening of business on the date of
         this Note Payment Trustee Certificate                                      $________

2.       Interest expected to be earned on
         Payment Account funds from and in-
         cluding the date of this Note Payment
         Trustee Certificate to 1:00 p.m. on
         the relevant Note Payment Date                                             $________

3.       Transfers to be made from Collection
         Account to Payment Account on the relevant
         Note Payment date (Sum of Items 5, 6, 8,
         10(b), 10(e) and 10(f) of Part II to current
         Monthly Trustee Certificate)                                               $________

4.       Voluntary deposit to be made on the
         relevant Note Payment Date pursuant
         to Section 5.7(a)(ii) of the Indenture
         from funds available to the Issuer                                         $________

5.       Subtotal (Sum of Nos. 1 through 4)                                         $________

6.       Deposit to be made in the Payment
         Account on the relevant Note Payment
         Date pursuant to Section 5.7(a)(i)
         of the Indenture (No. 8 + No. 11,
         Schedule A)                                                                $________

7.       Aggregate amount expected to be in
         the Payment Account (exclusive of amounts
         that may be deposited pursuant to Section
         5.10 or 5.8 of the Indenture) on the relevant
         Note Payment Date (No. 5 + No. 6)                                          $________

         B. Required Distributions from Payment Account on Note Payment Date pursuant to clauses (i) through (xi) of Section 5.7(b) of the Indenture

1.       Amount to be distributed pursuant to
         clause (i) of Section 5.7(b) (the
         lesser of No. 3 and No. 4, Schedule A)                                     $________
         The amount to be distributed pursuant
         to clause (i) of Section 5.7(b) to the
         holders of each Class of Timber Notes
         and to the Liquidity Providers is as
         follows:                                                                   $________

         (a)  to the holders of Class A-1
         Timber Notes (the lesser of (i) the
         amount set forth in No. 1(a) of
         Schedule A and (ii) (A) the amount
         set forth in No. 1(a) of Schedule A
         multiplied by (B) No. 4 of Schedule
         A divided by No. 3 of Schedule A)                                          $________

         (b) to the holders of the Class A-2
         Timber Notes (the lesser of (i)
         the amount set forth in No. 1(b)
         of Schedule A and (ii) (A) the amount
         set forth in No. 1(b) of Schedule A
         multiplied by (B) No. 4 of Schedule A
         divided by No. 3 of Schedule A)                                            $________

         (c)  to the holders of the
         Class A-3 Timber Notes (the
         lesser of (i) the amount set
         forth in No. 1(c) of Schedule A
         and (ii) (A) the amount set
         forth in No. 1(c) of Schedule A
         multiplied by (B) No. 4 of
         Schedule A divided by No. 3
         of Schedule A)                                                             $________

         (d)  to the Liquidity Providers
         (the lesser of (i) the amount
         set forth in No. 2 of Schedule A
         and (ii)(A) the amount set forth
         in No. 2 of Schedule A
         multiplied by (B) No. 4 of
         Schedule A divided by No. 3 of
         Schedule A)                                                                $________

2.       Amount to be distributed pursuant to
         clause (ii) of Section 5.7(b) (Sum
         of Items 8 and 11 of
         Schedule A).                                                               $________

         The amount to be distributed pursuant
         to clause (ii) of Section 5.7(b) to
         the holders of each Class of Timber
         Notes is as follows:

         (a)  to the holders of Class A-1
         Timber Notes (the lesser of
         (i) No. 1(a) of Schedule A minus
         No. 1(a) of this Part B and
         (ii)(A) No. 1(a) of Schedule A
         minus No. 1(a) of this Part B
         multiplied by (B) a fraction, the
         numerator of which is the amount
         to be distributed pursuant to
         clause (ii) of Section 5.7(b)
         and the denominator of which is
         equal to the sum of Nos. 1(a),
         1(b) and 1(c) of Schedule A minus
         the sum of Nos. 1(a), 1(b) and
         1(c) of this Part B)                                                       $________

         (b)  to the holders of Class A-2
         Timber Notes (the lesser of (i) No. 1(b)
         of Schedule A minus No. 1(b) of this
         Part B and (ii)(A) No. 1(b) of Schedule
         A minus No. 1(b) of this Part B
         multiplied by (B) a fraction, the
         numerator of which is the amount
         to be distributed pursuant to clause (ii)
         of Section 5.7(b) and the denominator
         of which is equal to the sum of
         Nos. 1(a), 1(b) and 1(c) of Schedule A
         minus the sum of Nos. 1(a), 1(b) and
         1(c) of this Part B)                                                       $________

         (c)  to the holders of Class
         A-3 Timber Notes (the lesser of
         (i) No. 1(c) of Schedule A minus
         No. 1(c) of this Part B and
         (ii)(A) No. 1(c) of Schedule A
         minus No. 1(c) of this Part B
         multiplied by (B) a fraction, the
         numerator of which is the amount
         to be distributed pursuant to
         clause (ii) of Section 5.7(b)
         and the denominator of which is
         equal to the sum of Nos. 1(a),
         1(b) and 1(c) of Schedule A minus
         the sum of Nos. 1(a), 1(b) and
         1(c) of this Part B)                                                       $________

3.       Transfer to Liquidity Account (lesser
         of No. 3, Schedule C or amount re-
         maining in Payment Account after
         distribution of preceding Items)                                           $________

4.       Minimum Principal Amortization Amount
         (lesser of No. 3, Schedule D for all
         Classes of Timber Notes or amount
         remaining in Payment Account after
         distribution of preceding Items) [If
         there is an amount in this Item,
         indicate the Class or Classes of
         Timber Notes to which the Minimum
         Principal Amortization Amount is
         payable.]                                                                  $________

5.       Lesser of Line of Credit Amortization
         Amount, if any, or amount remaining
         in Payment Account after distribution
         of Preceding Items, to the Liquidity
         Providers                                                                  $_________

6.       Depletion Amortization Amount (lesser
         of No. 13, Schedule E or amount
         remaining in Payment Account after
         distribution of preceding Items).
         [If there is an amount in this Item,
         indicate the Class or Classes of Timber
         Notes to which the Depletion
         Amortization Amount is payable.]                                           $________

7.       Lesser of interest on Premium or amount
         remaining in Payment Account after
         distribution of preceding Items.  [If
         there is an amount in this Item, indicate
         the Class or Classes of Timber Notes to
         which the interest on Premium is payable.]                                 $________

8.       Premium (lesser of No. 17 (total for all
         three columns), Schedule F or amount
         remaining in Payment Account after
         distribution of preceding Items) [If
         there is an amount in this Item,
         indicate the Class or Classes (or, in
         the case of Non-Registration Premiums,
         the Timber Notes) entitled to such
         amount.]                                                                   $________

9.       To Noteholders to prepay principal
         of, and any Prepayment Premium on,
         the Timber Notes due to

         (A)   Trapping Event or Cash Retention
               Event                                                                $

         (B)   Option of Issuer                                                     $

         (C)   Deposit to Payment Account pursuant
               to Section 5.8 of Indenture (proceeds
               of title insurance) or 5.10 of Indenture
              (transfer from Prefunding Account)                                    $________3

10.      To Noteholders to prepay principal
         of the Timber Notes in respect of
         Scheduled Amortization                                                     $________

11.      To Issuer                                                                  $________

12.      Sum of Nos. (1) through (11) (must be
         equal to No. (7), Part A plus No. (9C)
         of this Part B)                                                            $________

         C.  Required Distributions from Scheduled
              Amortization Reserve Account pursuant
              to Section 5.7(c) of the Indenture

1.       To Noteholders to prepay principal of the
         Timber Notes (No. 7 of Schedule G)                                         $________

-----------------
3 [$_____ of this Amount is to be transferred from the Prefunding Account to the Payment Account pursuant to Section
         5.10 of the Indenture. The Issuer hereby directs that such transfer be made on the Note Payment Date.] [Include only if there is to be a transfer from the Prefunding Account to the Payment Account on the Note Payment Date.]




                                   Schedule C
                      Computation of Transfers to and from
                             Liquidity Account Under
                           5.07(a)(i) and 5.07(b)(iii)

          [Note, if the answer to Item 1 of Schedule D to the current Monthly Trustee Certificate is "No," enter zero in Nos. (1) and (4) and the balance of this Schedule need not be completed.]

1.     Amount to be transferred to Payment
       Account from Liquidity Account pursuant
       to Section 5.7(a)(i) of the Indenture
       (No. 11, Schedule A)                                                     $________

2.     Remaining balance in Liquidity Account
       (No. 10, Schedule A, minus No. 1 of
       this Schedule C)                                                         $________

3.     Required Liquidity Amount (No. 3 of
       Schedule D of current Monthly
       Trustee Certificate)                                                     $________

4.     Transfer to Liquidity Account under
       Section 5.07(b)(iii) (No. (3) - (2), if
       No. (3) is greater than No. (2))                                         $________




                                   Schedule D

              Computation of Minimum Principal Amortization Amount



                                                         Class A-1          Class A-2        Class A-3
1.       Sum of Minimum Principal
         Amortization on or prior to Note
         Payment Date (Schedule B to
         Indenture)                                      $________          $________        $________


2.       Principal paid on Timber Notes of
         each Class prior to Note Payment
         Date                                            $________          $________        $________

3.       Minimum Principal Amortization
         Amount for each Class of Timber
         Notes (Nos. 1-2, but not below zero)            $________          $________        $________





                                   Schedule E

                  Computation of Depletion Amortization Amount

1.       Aggregate amount expected to be in
         Payment Account on the relevant Note
         Payment Date (No. 7 of Part A to
         Schedule B)                                                            $________

2.       Aggregate Minimum Principal
         Amortization Amount (No. 3,
         Schedule D (sum of all three columns))                                 $________

3.       Accrued and unpaid interest (excluding interest on Premiums) on the
         Timber Notes to the 20th day of the month (No. 1(d) of
         Schedule A)                                                            $________

4.       Interest, if any, payable to the
         Liquidity Providers (No. 2 of
         Schedule A)                                                            $________

5.       Line of Credit Amortization Amount,
         if any, payable to the Liquidity
         Providers                                                              $________

6.       Minimum Obligations as of the Note
         Payment Date (Sum of 2 through 5 )                                     $________

7.       Subtotal (No. 1 - No. 6)                                               $________

8.       Principal Balance of Timber Notes
         (prior to any payments on such Note
         Payment Date)                                                          $________

9.       Adjusted Debt Obligations (No.
         8 - No. 2)                                                             $________

10.      Discounted Servicing Obligation
         (No. 5 of Schedule E to current
         Monthly Trustee Certificate)                                           $________

11.      Total Collateral Value (No. 13
         of Schedule E to current Monthly
         Trustee Certificate)                                                   $________

12.      Excess Debt Obligations Amount
         (Nos. 9 + 10 - 11)                                                     $________

13.      Depletion Amortization Amount (lesser
         of Nos. 7 and 12)                                                      $________




                                   Schedule F

                             Computation of Premium


                                                    A-1               A-2                A-3
1.    Sum of Scheduled Amortization
      on or before Note Payment Date
      (Schedule B to Indenture)                $__________      $__________         $__________

2.    Aggregate Amount of Principal
      paid prior to Note Payment Date          $__________      $__________         $__________

3.    Scheduled Amortization Amount
      (No. 1 - 2, not below zero)              $__________      $__________         $__________

4.    Principal to be paid on Timber
      Notes on the Note Payment Date
      (Nos. 2(a), (b) and (c) of
      Summary)                                 $__________      $__________         $__________

5.    Excess Payment (No. 4 - No. 3,
      if 4 is greater than 3)                  $__________      $__________         $__________

6.    Payment Deficiency (No. 3 -
      No. 4, if 3 is greater than 4)           $__________      $__________         $__________

Calculation of Prepayment
Premium Amount4

Relevant Treasury Yield:

Reinvestment Yield:

7.    PV of Excess Payment                     $__________      $__________         $__________

8.    Sum of PV of interest that would
      have accrued on Excess Payment           $__________      $__________         $__________


9.    Prepayment Premium Amount
      (Nos. 7 + 8 - No. 5, not below
      zero)                                    $__________      $__________         $__________

Calculation of Deficiency
Premium Amount

10.   Payment Deficiency as of preced-
      ing Note Payment Date (No. 6
      from Schedule F to preceding
      Note Payment Trustee Certifi-
      cate)                                    $__________      $__________         $__________

11.   Interest on No. 10 from preceding
      Note Payment Date to current Note
      Payment Date (consisting of 180
      days) at 1.50% per annum                 $__________      $__________         $__________

Calculation of Total Premium

12.   Accrued and unpaid Premium, if
      any, as of close of business on
      last Note Payment Date                   $__________      $__________         $__________

13.   Subtotal Premium (Nos. 9,
      11 and 12)                               $__________      $__________         $__________

14.   Are Non-Registration Premiums
      owing on any Timber Notes
      _____ NO     _____ YES

15.   If the answer to No. 14 is YES,
      indicate the Timber Notes with
      respect to which the Registration
      Default exists or existed and the
      amount of Non-Registration
      Premium payable in respect of
      each of such Timber Notes

16.   Non-Registration Premiums payable
      in respect of Timber Notes as to
      which a Registration Default exists
      or existed of each Class                 $__________      $__________         $__________

17.   Total Premiums (No. 13 + 16)             $__________      $__________         $__________


---------------
4     Nos. (7) and (8) need be completed for a Class of Timber
      Notes only if there is an Excess payment for such Class. If there is no Excess Payment for a Class of Timber Notes, enter zero in No. (9) for such Class.


                                   Schedule G

                        Computation of Distribution from
                     Scheduled Amortization Reserve Account

1.   Aggregate unpaid principal amount
     of outstanding Timber Notes as of
     the opening of business on the
     Note Payment Date                                                              $__________

2.   Payments of principal from the Payment Account on the Note Payment Date pursuant to clauses (iv), (vi), (ix) and (x) of Section 5.7(b) of the
     Indenture (sum of Nos. 4, 6, 9 and
     10 of Part B of Schedule B)                                                    $__________

3.   Subtotal (No. 1 minus No. 2)                                                   $__________

4.   Scheduled Principal Amount for the
     Note Payment Date                                                              $__________

5.   Subtotal (excess, if any, of No. 4
     over No. 3)                                                                    $__________

6.   Amount to be on deposit in the Scheduled
     Amortization Reserve Account on the
     Note Payment Date (after giving effect to
     all deposits to the Scheduled Amortization
     Reserve Account on the Note Payment
     Date pursuant to subclause "first" of
     clause "Third" of Section 5.3(x) (Item
     10(c) of Part II of current Monthly Trustee
     Certificate) or Section 13.2 of the Indenture                                  $__________

7.   Scheduled Amortization Deficiency
     (excess, if any, of No 5 over No. 6)                                           $__________

8.   Amount available under Scheduled
     Amortization Line of Credit Agreement                                          $__________

9.   Amount to be borrowed under Scheduled
     Amortization Line of Credit Agreement
     (lesser of No. 7 and No. 8)                                                    $__________

10.  Prepayment of principal on the Note Payment Date from the Scheduled
     Amortization Reserve Account (lesser of
     No. 5 and the sum of No. 6 and No. 9)                                          $__________




                                General Provision

          This Exhibit E may be modified by the Issuer and the Trustee if (i) such modification has been approved by a resolution of the Board of Managers of the Issuer, including all Independent Managers and (ii) either (A) such modification is to cure any ambiguity, omission, defect or inconsistency in this Exhibit E, or to add additional items (provided, that no such modification may adversely affect the interests of Noteholders) or (B) such modification is necessary to conform any of the provisions of this Exhibit E to the provisions of the Indenture or (C) such modification is necessary to take account of the issuance of any Additional Timber Notes or (D) such modification shall have received Rating Agency Confirmation and (iii) the Issuer shall have delivered to the Trustee an Officer's Certificate as to compliance with the preceding clauses
(i) and (ii).

          In the event of any conflict between the provisions of the Indenture and this Exhibit E the provisions of the Indenture shall govern.